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                         CAPITAL WORLD BOND FUND, INC.

                                     Part B
                      Statement of Additional Information
                                December 1, 2009
                         (as supplemented May 27, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital World Bond Fund,
Inc. (the "fund" or "WBF") dated December 1, 2009. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A      CWBFX        Class 529-A          CCWAX    Class R-1          RCWAX
Class B      WBFBX        Class 529-B          CCWBX    Class R-2          RCWBX
Class C      CWBCX        Class 529-C          CCWCX    Class R-3          RCWCX
Class F-1    WBFFX        Class 529-E          CCWEX    Class R-4          RCWEX
Class F-2    BFWFX        Class 529-F-1        CCWFX    Class R-5          RCWFX
                                                        Class R-6          RCWGX

                               TABLE OF CONTENTS

Item                                                                  Page no.
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Investment portfolio
Financial statements

                       Capital World Bond Fund -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents and may include certain preferred securities).

..    Normally, the fund will invest substantially in debt securities rated Baa3 or better by Moody's Investors Service (Moody's) or BBB- or better by
     Standard & Poor's Corporation (S&P) or unrated but determined by the fund's investment adviser to be of equivalent quality.

..    The fund may invest up to 25% of its assets in debt securities rated Ba1 or below by Moody's and BB+ or below by S&P or unrated but determined by the fund's investment adviser to be of equivalent quality.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                       Capital World Bond Fund -- Page 2
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          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

 Lower rated debt securities, rated Ba1 or below by Moody's and/or BB+ or below by S&P or unrated but determined by the fund's investment adviser to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa (Moody's) and A or BBB (S&P) may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

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The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer's debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of
U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation.
However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

                       Capital World Bond Fund -- Page 4
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The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

INVESTING OUTSIDE THE U.S. -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices;
changing local, regional and global economic, political and social conditions;
expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries.
The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund's investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company's securities are listed, where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar). While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might

                       Capital World Bond Fund -- Page 5
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result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.
The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities.
Currency options may be either listed on an exchange or traded over-the-counter
("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates.
OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer.
Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

OBLIGATIONS BACKED BY THE "FULL FAITH AND CREDIT" OF THE U.S. GOVERNMENT -- U.S.
government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S.
     government. Such agencies and entities include The Federal Financing Bank
     (FFB), the Government National Mortgage Association (Ginnie Mae), the
     Veterans Administration (VA), the Federal Housing Administration (FHA), the
     Export-Import Bank (Exim Bank), the Overseas Private Investment Cor-

                       Capital World Bond Fund -- Page 6
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     poration (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.
Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of

                       Capital World Bond Fund -- Page 7
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     certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

"IOs" and "POs" are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments
(POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to "Qualified Institutional Buyers". Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

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 REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

                       Capital World Bond Fund -- Page 9
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CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Cash and cash equivalents may be denominated in U.S. dollars, non-U.S.
currencies or multinational currency units.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

INVESTMENT COMPANIES -- The fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the investment adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.

LOAN ASSIGNMENTS AND PARTICIPATIONS -- The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively "borrowers"). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower's assets and liabilities (recapitalizations), to merge with or acquire another company
(mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in

                       Capital World Bond Fund -- Page 10
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a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors'
claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund's only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary.
Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser's decision not to receive material, non-public information may impact the investment adviser's ability to assess a borrower's requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

 The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan.  Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a

                       Capital World Bond Fund -- Page 11

result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system.  Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund's interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

DIVERSIFICATION -- The fund is a non-diversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a "diversified" investment company under the Investment
Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a limitation would reduce the extent to which the fund could concentrate its investments in securities of governmental issuers outside the United States, which are generally considered to be of higher credit quality than are private issuers domiciled outside the United States. Accordingly, such a limitation might increase the fund's investment risk. Although the fund is non-diversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue
Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See "Taxes and
Distributions".)

                        *     *     *     *     *     *
 PORTFOLIO TURNOVER -- The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation.

                       Capital World Bond Fund -- Page 12

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund's portfolio turnover rates for the fiscal years ended September 30,
2009 and 2008 were 106% and 87%, respectively. The portfolio turnover rate would equal 100% if each security in a fund's portfolio were replaced once per year.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                       Capital World Bond Fund -- Page 13

                                 FUND POLICIES

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of
1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

These restrictions provide that the fund may not:

1.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

2.   Invest in companies for the purpose of exercising control or management;

3.   Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies
(including forward currency contracts) or options on currencies;

4.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

5.   Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

6.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

7.   Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8.   Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300%
asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

9.   Invest in interests in oil, gas, or other mineral exploration or development programs;

                       Capital World Bond Fund -- Page 14

10.  Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund may invest up to 25% of its net assets in below investment grade debt securities (those rated Ba1 or below by Moody's and BB+ or below by S&P or unrated but determined to be of comparable value).

2.   The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

3.   The fund will not invest more than 15% of the value of its net assets in illiquid securities.

4.   The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

5.   The fund may not issue senior securities, except as permitted under the
1940 Act.

6.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                       Capital World Bond Fund -- Page 15

                             MANAGEMENT OF THE FUND

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                   NUMBER OF
 POSITION WITH FUND                                            PORTFOLIOS/3/
 (YEAR FIRST ELECTED              PRINCIPAL OCCUPATION(S)        OVERSEEN         OTHER DIRECTORSHIPS/4/ HELD
  AS A DIRECTOR/2/)               DURING PAST FIVE YEARS        BY DIRECTOR               BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------

 Lee A. Ault III, 73           Private investor and                 38         Anworth Mortgage Asset
 Director (2010)               corporate director; former                      Corporation; Office Depot, Inc.
                               Chairman of the Board,
                               In-Q-Tel, Inc. (technology
                               venture company funded
                               principally by the Central
                               Intelligence Agency); former
                               Chairman of the Board,
                               President and CEO,
                               Telecredit, Inc. (payment
                               services)
-----------------------------------------------------------------------------------------------------------------
 William H. Baribault, 64      Chairman of the Board and            38         None
 Director (2010)               CEO, Oakwood Enterprises
                               (private investment and
                               consulting); former Chairman
                               of the Board, President and
                               CEO, Professional Business
                               Bank (financial services for
                               small businesses); former
                               President and CEO, Henry
                               Company (building products)

-----------------------------------------------------------------------------------------------------------------
 Ambassador Richard G.         Corporate director and               12         Capital Private Client Services
 Capen, Jr., 75                author; former U.S.                             Funds;
 Director (1999)               Ambassador to Spain; former                     Carnival Corporation
                               Vice Chairman, Knight-Ridder,
                               Inc. (communications
                               company); former Chairman and
                               Publisher, The Miami Herald

-----------------------------------------------------------------------------------------------------------------
 James G. Ellis, 63            Dean and Professor of                41         Quiksilver, Inc.
 Director (2006)               Marketing, Marshall School of
                               Business, University of
                               Southern California
-----------------------------------------------------------------------------------------------------------------
 Martin Fenton, 74             Chairman of the Board, Senior        41         Capital Private Client Services
 Chairman of the Board         Resource Group LLC                              Funds
 (Independent and              (development and management
 Non-Executive) (1989)         of senior living communities)

-----------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 63         President and CEO, Fuller            41         None
 Director (1994)               Consulting (financial
                               management consulting firm)

-----------------------------------------------------------------------------------------------------------------
 W. Scott Hedrick, 64          Founding General Partner,            38         Hot Topic, Inc.;
 Director (2010)               InterWest Partners (a venture                   Office Depot, Inc.
                               capital firm)
-----------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 63           Private investor; former             44         JPMorgan Value Opportunities Fund,
 Director (2005)               President, Dumbarton Group                      Inc.;
                               LLC (securities industry                        The Swiss Helvetia Fund, Inc.
                               consulting); former Executive
                               Vice President - Policy and
                               Oversight, NASD
-----------------------------------------------------------------------------------------------------------------
 Merit E. Janow, 52            Professor, Columbia                  41         The NASDAQ Stock Market LLC;
 Director (2010)               University, School of                           Trimble Navigation Limited
                               International and Public
                               Affairs; former Member, World
                               Trade Organization Appellate
                               Body
-----------------------------------------------------------------------------------------------------------------
 Laurel B. Mitchell, Ph.D.,    Director, Accounting Program,        38         None
 54                            University of Redlands
 Director (2010)
-----------------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 75      Chairman of the Board, AECOM         13         Capital Private Client Services
 Director (1991)               Technology Corporation                          Funds;
                               (engineering, consulting and                    Sempra Energy;
                               professional technical                          SouthWest Water Company
                               services)
-----------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 66          Principal, The Sanchez Family        38         None
 Director (1999)               Corporation dba McDonald's
                               Restaurants (McDonald's
                               licensee)
-----------------------------------------------------------------------------------------------------------------
 Margaret Spellings, 52        President and CEO, Margaret          38         None
 Director (2010)               Spellings & Company; former
                               United States Secretary of
                               Education, United States
                               Department of Education -
                               Federal Government Agency;
                               former Assistant to the
                               President for Domestic
                               Policy, The White House -
                               Federal Government, Executive
                               Branch - Domestic Policy

-----------------------------------------------------------------------------------------------------------------
 Steadman Upham, Ph.D., 61     President and Professor of           41         None
 Director (2007)               Anthropology, The University
                               of Tulsa; former President
                               and Professor of Archaeology,
                               Claremont Graduate University
-----------------------------------------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 16

[This page is intentionally left blank for this filing.]

                       Capital World Bond Fund -- Page 17

"INTERESTED" DIRECTORS/6,7/

                                  PRINCIPAL OCCUPATION(S)
                                  DURING PAST FIVE YEARS
 NAME, AGE AND                    AND POSITIONS HELD WITH       NUMBER OF
 POSITION WITH FUND             AFFILIATED ENTITIES OR THE    PORTFOLIOS/3/
 (YEAR FIRST ELECTED               PRINCIPAL UNDERWRITER        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
  AS A DIRECTOR/OFFICER/2/)             OF THE FUND            BY DIRECTOR            BY DIRECTOR
----------------------------------------------------------------------------------------------------------

 Mark H. Dalzell, 55            Senior Vice President -             1         None
 President and Director         Fixed Income, Capital
 (1998)                         Research and Management
                                Company
----------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 61         Vice Chairman of the Board,        12         None
 Vice Chairman of the Board     Capital Research and
 (1987)                         Management Company; Senior
                                Vice President - Fixed
                                Income, Capital Research
                                and Management Company

----------------------------------------------------------------------------------------------------------

OTHER OFFICERS/7/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
  AS AN OFFICER/2/)            OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Thomas H. Hogh, 47     Senior Vice President - Fixed Income, Capital Research
 Senior Vice            Company*
 President (2001)
-------------------------------------------------------------------------------
 James R. Mulally, 57   Senior Vice President - Fixed Income, Capital Research
 Senior Vice            and Management Company
 President (2009)
-------------------------------------------------------------------------------
 Kristine M.            Senior Vice President and Senior Counsel - Fund
 Nishiyama, 39          Business Management Group, Capital Research and
 Vice President         Management Company; Vice President and Counsel, Capital
 (2003)                 Bank and Trust Company*
-------------------------------------------------------------------------------
 Kimberly S. Verdick,   Vice President - Fund Business Management Group,
 45                     Capital Research and Management Company
 Secretary (1994)
-------------------------------------------------------------------------------
 M. Susan Gupton, 36    Vice President - Fund Business Management Group,
 Treasurer (2008)       Capital Research and Management Company
-------------------------------------------------------------------------------
 Courtney R. Taylor,    Assistant Vice President - Fund Business Management
 35                     Group, Capital Research and Management Company
 Assistant Secretary
 (2006)
-------------------------------------------------------------------------------
 Ari M. Vinocor, 35     Vice President - Fund Business Management Group,
 Assistant Treasurer    Capital Research and Management Company
 (2007)
-------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.

1 The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.

2 Directors and officers of the fund serve until their resignation, removal or retirement.
 3 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance

                       Capital World Bond Fund -- Page 18

 Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds
 Target Date Retirement Series,/(R)/ Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.
 5 The investment adviser received architectural and space management services from a company which was a subsidiary of AECOM, Inc. from 1994 to 2008. The total fees relating to this engagement for 2008 represent less than 0.1% of
 AECOM, Inc.'s 2008 gross revenues.
6 "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
7 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                       Capital World Bond Fund -- Page 19

 FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2009:

                                                                               AGGREGATE
                                                                                DOLLAR
                                                                              RANGE/1/ OF
                                                                              INDEPENDENT
                                            AGGREGATE                          DIRECTORS
                                         DOLLAR RANGE/1/      DOLLAR           DEFERRED
                                            OF SHARES       RANGE/1 /OF     COMPENSATION/2/
                                            OWNED IN        INDEPENDENT      ALLOCATED TO
                                            ALL FUNDS        DIRECTORS         ALL FUNDS
                                             IN THE          DEFERRED           WITHIN
                        DOLLAR RANGE/1/  AMERICAN FUNDS   COMPENSATION/2/   AMERICAN FUNDS
                            OF FUND      FAMILY OVERSEEN     ALLOCATED      FAMILY OVERSEEN
         NAME            SHARES OWNED      BY DIRECTOR        TO FUND         BY DIRECTOR
--------------------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
--------------------------------------------------------------------------------------------
 Lee A. Ault III/3/      Over $100,000    Over $100,000         N/A               N/A
--------------------------------------------------------------------------------------------
 William H.                  None             None              N/A               N/A
 Baribault/3/
--------------------------------------------------------------------------------------------
 Richard G. Capen,           None         Over $100,000         N/A            $50,001 -
 Jr.                                                                           $100,000
--------------------------------------------------------------------------------------------
 James G. Ellis            $10,001 -      Over $100,000         N/A               N/A
                            $50,000
--------------------------------------------------------------------------------------------
 Martin Fenton             $10,001 -      Over $100,000      $10,001 -       Over $100,000
                            $50,000                           $50,000
--------------------------------------------------------------------------------------------
 Leonard R. Fuller           None           $50,001 -      $1 - $10,000      Over $100,000
                                            $100,000
--------------------------------------------------------------------------------------------
 W. Scott Hedrick/3/         None             None              N/A               N/A
--------------------------------------------------------------------------------------------
 R. Clark Hooper           $10,001 -      Over $100,000         N/A          Over $100,000
                            $50,000
--------------------------------------------------------------------------------------------
 Merit E. Janow/3/           None         Over $100,000         N/A               N/A
--------------------------------------------------------------------------------------------
 Laurel B.               $1 - $10,000       $10,001 -           N/A               N/A
 Mitchell/3/                                 $50,000
--------------------------------------------------------------------------------------------
 Richard G. Newman       Over $100,000    Over $100,000         N/A               N/A
--------------------------------------------------------------------------------------------
 Frank M. Sanchez        $1 - $10,000       $10,001 -           N/A               N/A
                                             $50,000
--------------------------------------------------------------------------------------------
 Margaret                    None             None              N/A               N/A
 Spellings/3/
--------------------------------------------------------------------------------------------
 Steadman Upham              None         Over $100,000         N/A          Over $100,000
--------------------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 20

                                                          AGGREGATE
                                                       DOLLAR RANGE/1/
                                                          OF SHARES
                                                           OWNED IN
                                                          ALL FUNDS
                                                            IN THE
                          DOLLAR RANGE/1/               AMERICAN FUNDS
                              OF FUND                  FAMILY OVERSEEN
       NAME                 SHARES OWNED                 BY DIRECTOR
-----------------------------------------------------------------------------

 "INTERESTED" DIRECTORS
-----------------------------------------------------------------------------
 Mark H. Dalzell           Over $100,000                Over $100,000
-----------------------------------------------------------------------------
 Paul G. Haaga,            Over $100,000                Over $100,000
 Jr.
-----------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.
2 Eligible directors may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director.
 3 Lee A. Ault III, William H. Baribault, W. Scott Hedrick, Merit E. Janow,
 Laurel B. Mitchell and Margaret Spellings were newly elected to the board effective January 1, 2010.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $864 to $6,050, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

                       Capital World Bond Fund -- Page 21

DIRECTOR COMPENSATION EARNED DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2009

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------

 Lee A. Ault III/3/                 None                   $172,616
------------------------------------------------------------------------------------------
 William H. Baribault/3/            None                     94,956
------------------------------------------------------------------------------------------
 Richard G. Capen, Jr./4/        $10,866                    247,056
------------------------------------------------------------------------------------------
 James G. Ellis                    9,587                    231,541
------------------------------------------------------------------------------------------
 Martin Fenton/4/                 10,531                    442,161
------------------------------------------------------------------------------------------
 Leonard R. Fuller/4/             10,344                    364,573
------------------------------------------------------------------------------------------
 W. Scott Hedrick/3/                None                    139,943
------------------------------------------------------------------------------------------
 R. Clark Hooper                  10,393                    396,947
------------------------------------------------------------------------------------------
 Merit E. Janow/3/                  None                    221,633
------------------------------------------------------------------------------------------
 Laurel B. Mitchell/3/              None                     88,695
------------------------------------------------------------------------------------------
 Richard G. Newman                 9,419                    320,873
------------------------------------------------------------------------------------------
 Frank M. Sanchez                 10,840                    159,277
------------------------------------------------------------------------------------------
 Margaret Spellings/3/              None                     46,792
------------------------------------------------------------------------------------------
 Steadman Upham/4/                10,717                    244,015
------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended September 30, 2009 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
 2 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,/(R)/ Inc.,
 which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
3 Lee A. Ault III, William H. Baribault, W. Scott Hedrick, Merit E. Janow,
 Laurel B. Mitchell and Margaret Spellings were newly elected to the board effective January 1, 2010.
4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2009 fiscal year for participating directors is as follows: Richard G. Capen, Jr.
 ($10,139), Martin Fenton ($49,255), Leonard R. Fuller ($2,165) and Steadman
 Upham ($17,462). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of May 1, 2010, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation on June 8, 1987. At a meeting of the fund's shareholders on November
24, 2009, shareholders approved the reorganization of the fund to a Delaware statutory trust. The reorganization is expected to be completed in 2010 or early
2011; however, the fund reserves the right to delay the

                       Capital World Bond Fund -- Page 22

implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC's website at sec.gov. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to the fund's Class 529 shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Richard G. Capen, Jr.; Laurel B. Mitchell; Frank M. Sanchez; and
Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm

                       Capital World Bond Fund -- Page 23

and the full board of directors. Four audit committee meetings were held during the 2009 fiscal year.

The fund has a contracts committee comprised of Lee A. Ault III; William H.
Baribault; Richard G. Capen, Jr.; James G. Ellis; Martin Fenton; Leonard R.
Fuller; W. Scott Hedrick; R. Clark Hooper; Merit E. Janow; Laurel B. Mitchell;
Richard G. Newman; Frank M. Sanchez; Margaret Spellings; and Steadman Upham,
none of whom is an "interested person" of the fund within the meaning of the
1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal
Underwriting Agreement, Administrative Services Agreement and Plans of
Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2009 fiscal year.

The fund has a nominating and governance committee comprised of Lee A. Ault III,
William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow, and
Laurel B. Mitchell, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Five nominating and governance committee meetings were held during the 2009 fiscal year.

PROXY VOTING PROCEDURES AND PRINCIPLES -- The fund's investment adviser, in consultation with the fund's board, has adopted Proxy Voting Procedures and
Principles (the "Principles") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance
Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds' boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with

                       Capital World Bond Fund -- Page 24

proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting share-

                       Capital World Bond Fund -- Page 25

     holder interests and a knowledge of the company and its management.
     Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors;
     however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.
 PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on May 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

             NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------

 Edward D. Jones & Co.                       Record      Class A        22.50%
 Omnibus Account                                         Class B        13.47
 Maryland Heights, MO
--------------------------------------------------------------------------------
 Pershing, LLC                               Record      Class A         9.74
 Jersey City, NJ                                         Class B        11.70
                                                         Class C        11.17
                                                         Class F-1      23.17
                                                         Class F-2       8.92
                                                         Class R-5       5.13
--------------------------------------------------------------------------------
 First Clearing, LLC                         Record      Class A         6.74
 Custody Account                                         Class B         6.88
 St. Louis, MO                                           Class C         8.48
                                                         Class F-1      12.11
--------------------------------------------------------------------------------
 Merrill Lynch                               Record      Class C         8.10
 Omnibus Account                                         Class F-2      15.77
 Jacksonville, FL
--------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.              Record      Class C         7.71
 Omnibus Account
 New York, NY
--------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                  Record      Class F1       11.12
 Custody Account                                         Class F-2       8.54
 San Francisco, CA                                       Class R-4       9.57
                                                         Class R-5       8.17
--------------------------------------------------------------------------------
 TD Ameritrade, Inc.                         Record      Class F-2      12.62
 FEBO Individual Investors                   Beneficial
 Omaha, NE
--------------------------------------------------------------------------------
 LPL Financial                               Record      Class F-2       7.36
 Omnibus Account
 San Diego, CA
--------------------------------------------------------------------------------
 Nationwide Trust Company                    Record      Class R-3       8.52
 Columbus, OH
--------------------------------------------------------------------------------
 The Capital Group Companies                 Record      Class R-5      21.84
 Retirement Plans                            Beneficial
 Los Angeles, CA
--------------------------------------------------------------------------------
 Edward D. Jones & Co.                       Record      Class R-5       9.84
 Retirement Plan                             Beneficial
 Norwood, MA
--------------------------------------------------------------------------------
 John Hancock Life Insurance Co. USA         Record      Class R-5       8.07
 Omnibus Account
 Boston, MA
--------------------------------------------------------------------------------
 Northern California Pipe Trades Local       Record      Class R-5       5.27
 342
 Phoenix, AZ
--------------------------------------------------------------------------------
 American Funds 2020 Target Date             Record      Class R-6      35.05
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------
 American Funds 2015 Target Date             Record      Class R-6      28.12
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------
 American Funds 2010 Target Date             Record      Class R-6      19.99
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------
 NFS, LLC FEBO                               Record      Class R-6       9.40
 401K Plans                                  Beneficial
 Covington, KY
--------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 26

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital
Research Global Investors may be incorporated into wholly owned subsidiaries of
Capital Research and Management Company. In that event, Capital Research and
Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital
Research and Management Company could incorporate its Fixed Income

                       Capital World Bond Fund -- Page 27

division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund's board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund's shareholders approved this arrangement at a meeting of the fund's shareholders on November 24, 2009. There is no assurance that Capital
Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: Barclays Capital Global
Aggregate Index, Barclays Capital U.S. Corporate High Yield Index 2% Issuer Cap,
Lipper High Current Yield Bond Funds Average, Barclays Capital Global Aggregate
Index ex-USD, JP Morgan Government Bond Index - Emerging Market Global
Diversified, Barclays Capital Global Aggregate Index US Dollar and Lipper Global
Income Funds Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                       Capital World Bond Fund -- Page 28

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF SEPTEMBER 30, 2009:

                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER           NUMBER
                                      REGISTERED           POOLED           OF OTHER
                                      INVESTMENT         INVESTMENT         ACCOUNTS
                                   COMPANIES (RICS)    VEHICLES (PIVS)      FOR WHICH
                                       FOR WHICH          FOR WHICH         PORTFOLIO
                                       PORTFOLIO          PORTFOLIO         COUNSELOR
                     DOLLAR RANGE      COUNSELOR          COUNSELOR       IS A MANAGER
                       OF FUND       IS A MANAGER       IS A MANAGER       (ASSETS OF
     PORTFOLIO          SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR         OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
------------------------------------------------------------------------------------------

 Mark H. Dalzell         Over         3      $135.5      2       $0.16    13/6/    $4.43
                      $1,000,000
------------------------------------------------------------------------------------------
 Thomas H. Hogh        None/5/        3      $110.3      1       $0.22      5      $0.52
------------------------------------------------------------------------------------------
 James R. Mulally        Over         3      $205.0      1       $0.03        None
                      $1,000,000
------------------------------------------------------------------------------------------
 Robert H.               Over            None            11      $22.2     24      $8.13
 Neithart             $1,000,000
------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital
 Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
 5 Portfolio counselor resides outside the United States. Tax considerations may adversely influence his or her ability to own shares of the fund.
6 The advisory fee of one of these accounts (representing $0.22 billion in total assets) is based partially on its investment results.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until March 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act). In addition, the Agreement provides that the investment

                       Capital World Bond Fund -- Page 29

 adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund's board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.57%                $             0            $ 1,000,000,000
------------------------------------------------------------------------------
         0.50                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.45                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.41                   6,000,000,000             10,000,000,000
------------------------------------------------------------------------------
         0.38                  10,000,000,000
------------------------------------------------------------------------------

For the fiscal years ended September 30, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $40,244,000,
$38,300,000 and $21,793,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $39,231,000 (a reduction of $1,013,000), $34,469,000 (a reduction of
$3,831,000) and $19,614,000 (a reduction of $2,179,000) for the fiscal years ended September 30, 2009, 2008 and 2007, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January
1, 2009.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until March
31, 2011, unless sooner

                       Capital World Bond Fund -- Page 30

 terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the
Administrative Agreement upon 60 days' written notice to the fund. The
Administrative Agreement automatically terminates in the event of its assignment
(as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,/(R)/ the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. For Class R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended September 30, 2009, the total fees paid by the investment adviser were $167,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and
0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder
Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

                       Capital World Bond Fund -- Page 31

During the 2009 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $1,150,000
--------------------------------------------------------------------------------
               CLASS F-1                                1,757,000
--------------------------------------------------------------------------------
               CLASS F-2                                  171,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 226,000
--------------------------------------------------------------------------------
              CLASS 529-B                                  28,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 128,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  12,000
--------------------------------------------------------------------------------
             CLASS 529-F-1                                 20,000
--------------------------------------------------------------------------------
               CLASS R-1                                   26,000
--------------------------------------------------------------------------------
               CLASS R-2                                  620,000
--------------------------------------------------------------------------------
               CLASS R-3                                  296,000
--------------------------------------------------------------------------------
               CLASS R-4                                  109,000
--------------------------------------------------------------------------------
               CLASS R-5                                  180,000
--------------------------------------------------------------------------------
              CLASS R-6*                                   19,000
--------------------------------------------------------------------------------

 * Class R-6 was first offered for sale on May 1, 2009.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares sold prior to April 21, 2009, the
          Principal Underwriter sold its rights to the 0.75%
          distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The
          Principal Underwriter compensated investment dealers for sales of
          Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

                       Capital World Bond Fund -- Page 32

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and
529-B shares prior to April 21, 2009. The fund also reimburses the Principal
Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4
shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2009            $3,526,000          $13,269,000
                                                  2008             8,804,000           33,902,000
                                                  2007             3,873,000           14,955,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2009               102,000              460,000
                                                  2008               250,000            2,350,000
                                                  2007               104,000              585,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2009                     0            1,030,000
                                                  2008                     0            2,963,000
                                                  2007                     0            1,432,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2009               163,000              610,000
                                                  2008               294,000            1,121,000
                                                  2007               155,000              583,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2009                 8,000               36,000
                                                  2008                13,000              119,000
                                                  2007                 9,000               58,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2009                     0              177,000
                                                  2008                     0              301,000
                                                  2007                     0              159,000
-----------------------------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 33

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                       Capital World Bond Fund -- Page 34

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------

          Class C                           0.25%        0.75%          1.00%
         -------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
         -------------------------------------------------------------------------
          Class F-1                         0.25           --           0.50
         -------------------------------------------------------------------------
          Class 529-F-1                     0.25           --           0.50
         -------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
         -------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
         -------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
         -------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
         -------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     1Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
     2The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

During the 2009 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                 $11,426,000                  $852,000
------------------------------------------------------------------------------
        CLASS B                   2,529,000                   213,000
------------------------------------------------------------------------------
        CLASS C                   6,481,000                   589,000
------------------------------------------------------------------------------
       CLASS F-1                  2,943,000                   289,000
------------------------------------------------------------------------------
      CLASS 529-A                   305,000                    28,000
------------------------------------------------------------------------------
      CLASS 529-B                   181,000                    17,000
------------------------------------------------------------------------------
      CLASS 529-C                   861,000                    92,000
------------------------------------------------------------------------------
      CLASS 529-E                    46,000                     5,000
------------------------------------------------------------------------------
     CLASS 529-F-1                       --                        --
------------------------------------------------------------------------------
       CLASS R-1                    144,000                    14,000
------------------------------------------------------------------------------
       CLASS R-2                    819,000                    80,000
------------------------------------------------------------------------------
       CLASS R-3                    606,000                    59,000
------------------------------------------------------------------------------
       CLASS R-4                    185,000                    24,000
------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 35

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

FEE TO VIRGINIA COLLEGE SAVINGS PLAN -- With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of
0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion,
0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the
American Funds for the last month of the prior calendar quarter.

                       Capital World Bond Fund -- Page 36

OTHER COMPENSATION TO DEALERS -- As of July 2009, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
              Advantage Capital Corporation
              American General Securities Incorporated
              FSC Securities Corporation
              Royal Alliance Associates, Inc.
              SagePoint Financial, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
              Hornor, Townsend & Kent, Inc.
              Janney Montgomery Scott LLC
     ING Advisors Network Inc.
              Bancnorth Investment Group, Inc.
              Financial Network Investment Corporation
              Guaranty Brokerage Services, Inc.
              ING Financial Partners, Inc.
              Multi-Financial Securities Corporation
              Primevest Financial Services, Inc.
     Intersecurities / Transamerica
              InterSecurities, Inc.
              Transamerica Financial Advisors, Inc.
     J. J. B. Hilliard, W. L. Lyons, LLC
     JJB Hilliard/PNC Bank
              PNC Bank, National Association
              PNC Investments LLC
     Lincoln Financial Advisors Corporation
     Lincoln Financial Securities Corporation
     LPL Group
              Associated Securities Corp.
              LPL Financial Corporation
              Mutual Service Corporation
              Uvest Investment Services
              Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
              Metlife Securities Inc.
              New England Securities
              Tower Square Securities, Inc.
              Walnut Street Securities, Inc.
     MML Investors Services, Inc.

                       Capital World Bond Fund -- Page 37

     Morgan Keegan & Company, Inc.
     Morgan Stanley Smith Barney LLC
     National Planning Holdings Inc.
              Invest Financial Corporation
              Investment Centers of America, Inc.
              National Planning Corporation
              SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     PFS Investments Inc.
     Raymond James Group
              Raymond James & Associates, Inc.
              Raymond James Financial Services Inc.
     RBC Capital Markets Corporation
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
              CRI Securities, LLC
              Securian Financial Services, Inc.
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wells Fargo Network
              A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
              First Clearing LLC
              H.D. Vest Investment Securities, Inc.
              Wells Fargo Advisors Financial Network, LLC
              Wells Fargo Advisors Investment Services Group
              Wells Fargo Advisors Latin American Channel
              Wells Fargo Advisors Private Client Group
           Wells Fargo Investments, LLC

                       Capital World Bond Fund -- Page 38

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of

                       Capital World Bond Fund -- Page 39

brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities
Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner

                       Capital World Bond Fund -- Page 40

among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal year ended
September 30, 2009 amounted to $43,000. No brokerage commissions were paid by the fund on portfolio transactions for the fiscal years ended 2008 and 2007.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund had no investments in securities of its regular broker-dealers.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Charles Schwab & Co., Inc., Citigroup Global Markets
Inc., Credit Suisse Group, Goldman Sachs & Co. and RBC Capital Markets. As of
the fund's most recent fiscal year-end, the fund held debt securities of Charles
Schwab & Co. Inc. in the amount of $1,986,000, Citigroup Inc. in the amount of
$10,750,000, Credit Suisse Group in the amount of $3,227,000, Goldman Sachs &
Co. in the amount of $14,342,000, and Royal Bank of Canada in the amount of
$39,883,000.

                       Capital World Bond Fund -- Page 41

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

                       Capital World Bond Fund -- Page 42

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                       Capital World Bond Fund -- Page 43

                                PRICE OF SHARES
 Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the
Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent's policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the
Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal
Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than American Funds Money Market Fund/(R)/) are valued, and the net asset values per share for each share class are determined, as indicated
below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

                       Capital World Bond Fund -- Page 44

 Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value. Where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate

                       Capital World Bond Fund -- Page 45

actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes.
Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
generally means the sum of (a) 98% of ordinary income (generally net

                       Capital World Bond Fund -- Page 46

investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a)
amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with

                       Capital World Bond Fund -- Page 47

     respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations may comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however,

                       Capital World Bond Fund -- Page 48

     may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to distribute its net capital gain each year. The fund's net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of net capital gain that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of
     15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

                       Capital World Bond Fund -- Page 49

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                       Capital World Bond Fund -- Page 50

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- Using the American FundsLine. Please see the "Shareholder
     account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- Using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                       Capital World Bond Fund -- Page 51

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.
 OTHER PURCHASE INFORMATION -- Class 529 shares may be purchased only through
CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in
CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

 Class R-5 and R-6 shares may also be made available to the Virginia College
Savings Plan for use in the Virginia Education Savings Trust and the Virginia
Prepaid Education Program and other registered investment companies approved by the fund.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                       Capital World Bond Fund -- Page 52

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and
     .    American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company's Capital Group Private
          Client Services division.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the fund's minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money
Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of
American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of
America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

 FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain

                       Capital World Bond Fund -- Page 53

 distributions. Generally, purchases and redemptions will not be considered
"systematic" unless the transaction is pre-scheduled for a specific date.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.
     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service
     Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                       Capital World Bond Fund -- Page 54

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

     Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1,
     2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of

                       Capital World Bond Fund -- Page 55

     aggregating participant accounts as of November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

                       Capital World Bond Fund -- Page 56

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

                       Capital World Bond Fund -- Page 57

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a
     13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph titled "Rights of accumulation") eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new
     Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

                       Capital World Bond Fund -- Page 58

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. In addition, effective May 1, 2009, the
     Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA,
          single-participant Keogh-type plan, or a participant account of a
          403(b) plan that is treated as an individual-type plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

                       Capital World Bond Fund -- Page 59

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American
     Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds
     Money Market Fund are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") as of the day prior to your American Funds investment or
     (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts

                       Capital World Bond Fund -- Page 60

     held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not

                       Capital World Bond Fund -- Page 61

          subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.
          Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, "account" means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                       Capital World Bond Fund -- Page 62

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds
Money Market Fund be wired to your bank by writing American Funds Service
Company. A signature guarantee is required on all requests to wire funds.

                       Capital World Bond Fund -- Page 63

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                       Capital World Bond Fund -- Page 64

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American
Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase,

                       Capital World Bond Fund -- Page 65

redemption and/or exchange options, you agree to hold the fund, the Transfer
Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges.
Generally, all shareholders are automatically eligible to use these services.
However, you may elect to opt out of these services by writing the Transfer
Agent (you may also reinstate them at any time by writing the Transfer Agent).
If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund's board of directors. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

SHARE CERTIFICATES -- Shares are credited to your account.  The fund's board may determine if the fund issues share certificates.

                       Capital World Bond Fund -- Page 66

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $8,563,000 for Class A shares and  $399,000 for Class
B shares for the 2009 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management
Company and from the relevant share class, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte &
Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Bingham McCutchen LLP, 355 South Grand Avenue,
Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel
("counsel") for the fund and for independent directors in their capacities as such. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's counsel will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund's current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to

                       Capital World Bond Fund -- Page 67

 prospectus@americanfunds.com. Shareholders may also access the fund's current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer
Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the
Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

                       Capital World Bond Fund -- Page 68

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $20.28
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $21.07

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

 The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

                       Capital World Bond Fund -- Page 69

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
International Growth and
Income Fund/SM/ . . . . . .     034      234      334       434         634
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/(R)/ . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American Funds Short-Term
Tax-Exempt Bond Fund/SM/  .     039      N/A      N/A       439         639
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUND
American Funds Money Market
Fund/(R)/ . . . . . . . . .     059      259      359       459         659
___________
*Qualified for sale only in certain jurisdictions.

                       Capital World Bond Fund -- Page 70

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
International Growth and Income
Fund . . . . . . . . . . . . .    1034     1234     1334     1534       1434
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
American Funds Money Market
Fund . . . . . . . . . . . . .    1059     1259     1359     1559       1459

                       Capital World Bond Fund -- Page 71

                                               FUND NUMBERS
                                     ------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                  R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . .   2102   2202   2302   2402   2502    2602
American Balanced Fund . . . . . .   2111   2211   2311   2411   2511    2611
American Mutual Fund . . . . . . .   2103   2203   2303   2403   2503    2603
Capital Income Builder . . . . . .   2112   2212   2312   2412   2512    2612
Capital World Growth and Income
Fund . . . . . . . . . . . . . . .   2133   2233   2333   2433   2533    2633
EuroPacific Growth Fund  . . . . .   2116   2216   2316   2416   2516    2616
Fundamental Investors  . . . . . .   2110   2210   2310   2410   2510    2610
The Growth Fund of America . . . .   2105   2205   2305   2405   2505    2605
The Income Fund of America . . . .   2106   2206   2306   2406   2506    2606
International Growth and Income
Fund . . . . . . . . . . . . . . .   2134   2234   2334   2434   2534    2634
The Investment Company of America    2104   2204   2304   2404   2504    2604
The New Economy Fund . . . . . . .   2114   2214   2314   2414   2514    2614
New Perspective Fund . . . . . . .   2107   2207   2307   2407   2507    2607
New World Fund . . . . . . . . . .   2136   2236   2336   2436   2536    2636
SMALLCAP World Fund  . . . . . . .   2135   2235   2335   2435   2535    2635
Washington Mutual Investors Fund .   2101   2201   2301   2401   2501    2601
BOND FUNDS
American High-Income Trust . . . .   2121   2221   2321   2421   2521    2621
The Bond Fund of America . . . . .   2108   2208   2308   2408   2508    2608
Capital World Bond Fund  . . . . .   2131   2231   2331   2431   2531    2631
Intermediate Bond Fund of America    2123   2223   2323   2423   2523    2623
Short-Term Bond Fund of America. .   2148   2248   2348   2448   2548    2648
U.S. Government Securities Fund  .   2122   2222   2322   2422   2522    2622
MONEY MARKET FUND
American Funds Money Market Fund .   2159   2259   2359   2459   2559    2659

                       Capital World Bond Fund -- Page 72

                                           FUND NUMBERS
                            ---------------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                        CLASS A   R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2055 Target
Date Retirement Fund/SM/      082    2182   2282   2382   2482   2582    2682
American Funds 2050 Target
Date Retirement Fund/(R)/     069    2169   2269   2369   2469   2569    2669
American Funds 2045 Target
Date Retirement Fund/(R)/     068    2168   2268   2368   2468   2568    2668
American Funds 2040 Target
Date Retirement Fund/(R)/     067    2167   2267   2367   2467   2567    2667
American Funds 2035 Target
Date Retirement Fund/(R)/     066    2166   2266   2366   2466   2566    2666
American Funds 2030 Target
Date Retirement Fund/(R)/     065    2165   2265   2365   2465   2565    2665
American Funds 2025 Target
Date Retirement Fund/(R)/     064    2164   2264   2364   2464   2564    2664
American Funds 2020 Target
Date Retirement Fund/(R)/     063    2163   2263   2363   2463   2563    2663
American Funds 2015 Target
Date Retirement Fund/(R)/     062    2162   2262   2362   2462   2562    2662
American Funds 2010 Target
Date Retirement Fund/(R)/     061    2161   2261   2361   2461   2561    2661

                       Capital World Bond Fund -- Page 73

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       Capital World Bond Fund -- Page 74

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       Capital World Bond Fund -- Page 75

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       Capital World Bond Fund -- Page 76

 ...

[logo – American Funds®]

Capital World Bond Fund®
Investment portfolio

September 30, 2009

Bonds & notes — 94.82%	Principal amount (000)	Value (000)

EUROS — 30.51%
German Government 5.00% 2012	€31,010	US$ 49,374
German Government 4.50% 2013	32,631	51,591
German Government 3.75% 2013	470	728
German Government 4.25% 2014	113,955	180,640
German Government 3.50% 2016	6,995	10,716
German Government 1.50% 20161,2	9,306	14,093
German Government, Series 6, 4.00% 2016	46,895	73,709
German Government 3.75% 2017	46,020	71,127
German Government 4.25% 2017	44,300	70,437
German Government, Series 7, 4.00% 2018	81,055	126,513
German Government, Series 8, 4.25% 2018	36,495	57,996
German Government 3.75% 2019	12,340	18,894
German Government 6.25% 2024	31,306	58,556
German Government 6.25% 2030	8,090	15,410
German Government 5.50% 2031	23,275	40,999
German Government 4.75% 2034	10,355	16,838
French Government O.A.T. Eurobond 3.00% 20121,2	8,009	12,617
French Government B.T.A.N. Eurobond 4.50% 2013	50,000	79,257
French Government O.A.T. Eurobond 4.00% 2018	46,685	71,727
French Government O.A.T. Eurobond Strip Principal 0% 2019	7,500	7,514
French Government O.A.T. Eurobond 2.25% 20201,2	8,290	13,087
French Government O.A.T. Eurobond 6.00% 2025	25,965	47,061
French Government O.A.T. Eurobond 3.15% 20321,2	3,311	6,171
Netherlands Government Eurobond 4.00% 2011	15,000	22,828
Netherlands Government Eurobond 4.25% 2013	36,690	57,649
Netherlands Government Eurobond 4.50% 2017	37,665	59,860
Netherlands Government Eurobond 4.00% 2018	6,535	9,999
Netherlands Government Eurobond 4.00% 2019	19,410	29,669
Irish Government 5.00% 2013	25,000	39,308
Irish Government 4.00% 2014	50,340	76,251
Irish Government 4.40% 2019	3,715	5,365
Irish Government 5.90% 2019	33,350	53,595
Italian Government 3.75% 2011	6,695	10,141
Italian Government 1.85% 20121,2	3,919	5,943
Italian Government 3.75% 2013	15,000	22,802
Italian Government 4.50% 2019	75,750	116,436
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.50% 20133	25,500	39,978
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.00% 20163	60,700	93,758
Dexia Municipal Agency 4.50% 20173	65,925	102,045
Greek Government 5.50% 2014	26,575	42,531
Greek Government 6.00% 2019	26,825	43,770
Belgium (Kingdom of), Series 54, 4.00% 2014	2,110	3,277
Belgium (Kingdom of), Series 43, 4.25% 2014	11,260	17,682
Belgium (Kingdom of), Series 23, 8.00% 2015	11,075	20,457
Belgium (Kingdom of), Series 49, 4.00% 2017	24,210	37,040
Austrian Government, Series 2, 4.65% 2018	45,550	72,111
KfW 4.375% 2013	42,625	66,997
European Investment Bank 4.375% 2013	12,100	19,070
European Investment Bank 4.25% 2014	5,475	8,568
European Investment Bank 4.75% 2017	16,025	25,850
Royal Bank of Scotland PLC 6.00% 2013	2,960	4,465
Royal Bank of Scotland Group PLC 5.25% 2013	2,500	3,848
Royal Bank of Scotland PLC, Series 845, 4.875% 2015	4,000	5,712
Royal Bank of Scotland PLC 6.934% 2018	22,275	32,419
Royal Bank of Scotland PLC 4.625% 20214	3,000	3,609
Olivetti Finance NV 7.25% 2012	9,830	15,921
Telecom Italia SpA 7.75% 2033	11,790	19,927
Standard Chartered Bank 5.875% 2017	23,250	35,755
Schering-Plough Corp. 5.375% 2014	21,525	34,187
Bayerische Hypo- und Vereinsbank AG 6.625% 2010	4,000	6,057
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	750	1,179
UniCredito Italiano SpA 3.95% 2016	2,000	2,708
UniCredito Italiano SpA, Series 172, 4.125% 20164	460	670
UniCredito Italiano SpA 5.75% 2017	11,000	16,915
UniCredit SpA 6.70% 2018	2,100	3,147
Koninklijke KPN NV 6.50% 2016	3,850	6,340
Koninklijke KPN NV 4.75% 2017	14,750	22,076
France Télécom 7.25% 2013	4,000	6,674
France Télécom 5.625% 2018	12,775	20,612
Gaz Capital SA 5.875% 2015	2,000	2,932
Gaz Capital SA 5.875% 2015	7,500	10,994
Gaz Capital SA, Series 13, 6.605% 2018	9,100	13,323
Rheinische Hypothekenbank Eurobond 4.50% 20133	15,900	24,877
Veolia Environnement 4.875% 2013	1,925	2,972
Veolia Environnement 4.375% 2017	5,200	7,664
Veolia Environnement 6.125% 2033	7,915	12,160
Allied Irish Banks, PLC 12.50% 2019	12,895	21,536
PLD International Finance LLC 4.375% 2011	15,000	21,131
Finland (Republic of) 5.75% 2011	500	780
Finland (Republic of) 5.375% 2013	6,880	11,214
Finland (Republic of) 3.875% 2017	5,890	8,977
Volvo Treasury AB 5.00% 2017	14,400	19,781
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	1,500	2,212
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	11,900	17,551
NGG Finance PLC 6.125% 2011	2,000	3,114
National Grid Transco PLC 4.375% 2020	10,850	15,517
Société Générale 5.625% 2012	2,000	3,088
Société Générale 4.20% 2012	2,000	3,041
Société Générale 5.25% 2013	1,750	2,756
Société Générale 4.875% 20144	1,250	1,801
Société Générale 4.50% 20194	1,640	2,370
Société Générale 6.999% (undated)4	3,500	4,637
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	12,060	17,234
Northern Rock PLC, Series 7, 4.125% 20173	13,100	16,989
Santander Issuances, SA Unipersonal 5.435% 20174	11,000	16,832
Merrill Lynch & Co., Inc. 4.625% 2018	12,725	16,444
CRH Finance BV 7.375% 20144	9,825	16,002
Banque Centrale de Tunisie 4.75% 2011	3,100	4,714
Banque Centrale de Tunisie 4.75% 2011	3,750	5,702
Banque Centrale de Tunisie 6.25% 2013	1,350	2,121
FCE Bank PLC 7.125% 2012	5,250	7,340
FCE Bank PLC 7.125% 2013	3,000	4,084
Polish Government 5.875% 2014	6,750	10,665
Anheuser-Busch InBev NV 8.625% 2017	5,730	10,441
Commerzbank AG 6.125% 2011	3,000	4,599
Commerzbank AG, Series 551, 4.125% 20164	4,150	5,587
Bank of Scotland PLC 5.625% 2013	6,100	9,481
Metro Finance BV 4.625% 2011	5,980	9,042
Bouygues SA 4.375% 2014	5,945	9,011
Barclays Bank PLC 6.00% 2018	3,000	4,624
Barclays Bank PLC 4.50% 20194	3,000	4,213
Wal-Mart Stores, Inc. 4.875% 2029	6,000	8,712
Bank Nederlandse Gemeenten 3.75% 2014	5,560	8,507
HSBC Holdings PLC 6.25% 2018	5,000	8,188
Resona Bank, Ltd. 3.75% 20154	5,565	8,187
Hungarian Government 3.50% 2016	4,250	5,659
Hungarian Government 4.375% 2017	1,700	2,331
BNP Paribas 5.431% 2017	4,490	7,265
Munich Re Finance BV 6.75% 20234	4,250	6,609
Zurich Finance (USA), Inc., Series 16, 6.50% 2015	800	1,333
Zurich Finance (USA), Inc., Series 6, 5.75% 20234	3,500	5,186
AT&T Inc. 6.125% 2015	4,000	6,494
Croatian Government 5.00% 2014	4,215	6,340
Shinsei Bank, Ltd. 3.75% 20164	2,000	2,481
Shinsei Bank, Ltd. 3.75% 20164	3,000	3,722
Province De Québec 3.375% 2016	4,250	6,099
Scottish and Southern Energy PLC 6.125% 2013	3,500	5,600
Telefónica Emisiones, SAU 5.431% 2014	3,500	5,516
AstraZeneca PLC 4.625% 2010	3,600	5,442
Edcon (Proprietary) Ltd. 4.023% 20144	2,000	2,137
Edcon (Proprietary) Ltd. 4.023% 20144	2,500	2,672
Rodamco Europe Finance BV, Series 5, 3.75% 2012	3,030	4,502
Centrica plc 7.125% 2013	2,500	4,204
Sumitomo Mitsui Banking Corp. 4.375% 20144	2,820	4,127
Roche Holdings, Inc. 5.625% 2016	2,500	4,055
GlaxoSmithKline Capital PLC 5.125% 2012	2,500	3,955
Novartis Finance SA, 4.25% 2016	2,500	3,837
Anglian Water Services Financing PLC 4.625% 2013	2,250	3,449
Verizon Communications Inc. 8.75% 2015	1,850	3,433
BHP Billiton Finance Ltd.6.375% 2016	2,000	3,356
Deutsche Telekom International Finance BV 8.125% 20124	2,000	3,318
E.ON International Finance BV 5.125% 2012	1,955	3,082
Delhaize Group 5.625% 2014	2,000	3,074
Bulgaria (Republic of) 7.50% 2013	1,638	2,632
Bulgaria (Republic of) 7.50% 2013	250	402
International Endesa BV 5.375% 2013	1,750	2,761
Fortum Oyj 4.625% 2010	1,590	2,400
NXP BV and NXP Funding LLC 3.746% 20134	1,000	1,069
NXP BV and NXP Funding LLC 8.625% 2015	1,300	1,189
ENEL SpA 5.625% 2027	1,250	1,952
Tesco PLC 4.75% 2010	1,205	1,794
AXA 6.75% 20204	1,200	1,785
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.066% 20164	2,650	1,668
Bank of Tokyo-Mitsubishi, Ltd., Series 13, 3.50% 20154	1,100	1,618
Spanish Government 4.40% 2015	1,000	1,575
Aviva PLC 5.75% 20214	1,000	1,435
CEMEX Finance Europe B.V. 4.75% 2014	1,000	1,250
Edison SpA 5.125% 2010	750	1,139
Governor and Co. of the Bank of Ireland 6.45% 2010	415	614
Rockwood Specialties Group, Inc. 7.625% 2014	90	133
		3,008,097

JAPANESE YEN — 7.37%
Japanese Government 1.10% 2011	¥90,000	US$ 1,017
Japanese Government 1.40% 2012	2,926,000	33,520
Japanese Government 0.70% 2013	15,510,000	174,750
Japanese Government 1.30% 2015	26,580,000	306,354
Japanese Government 0.50% 20151,2	1,568,175	15,998
Japanese Government 2.00% 2016	2,465,000	29,683
Japanese Government 1.70% 2016	2,708,700	31,951
Japanese Government 1.20% 20171,2	1,157,595	11,958
Japanese Government 1.70% 2017	795,000	9,355
Japanese Government 1.20% 20171,2	4,282,060	44,088
Japanese Government 1.50% 2018	311,550	3,581
Japanese Government 2.30% 2035	2,870,000	32,608
Japanese Government 2.40% 2038	1,218,950	14,248
KfW International Finance Inc. 1.75% 2010	100,000	1,122
KfW 1.35% 2014	716,000	8,130
European Investment Bank 1.40% 2017	721,700	8,186
		726,549

POLISH ZLOTY — 2.91%
Polish Government 5.25% 2013	PLN235,000	81,457
Polish Government 5.00% 2013	105,700	36,069
Polish Government 5.75% 2014	337,100	117,606
Polish Government 5.25% 2017	156,555	51,694
		286,826

BRITISH POUNDS — 2.45%
United Kingdom 4.25% 2011	£10,000	16,755
United Kingdom 2.50% 20131	7,661	13,130
United Kingdom 2.25% 2014	24,930	39,340
United Kingdom 5.00% 2014	4,155	7,370
United Kingdom 2.50% 20161	7,469	13,167
United Kingdom 4.50% 2019	20,475	35,118
United Kingdom 3.75% 2019	12,970	20,867
United Kingdom 4.75% 2020	17,980	31,415
United Kingdom 6.00% 2028	6,350	12,977
United Kingdom 4.75% 2030	9,870	17,399
RSA Insurance Group PLC 9.375% 20394	2,598	4,991
RSA Insurance Group PLC 8.50% (undated)4	3,910	6,627
Tesco PLC 5.50% 2033	2,640	4,280
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 20393,5	2,400	3,594
Lafarge 8.75% 2017	2,000	3,593
HSBC Holdings PLC 6.375% 20224	2,000	3,348
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017	1,500	2,258
Allied Irish Banks, PLC 5.625% 20304	2,000	2,031
Wal-Mart Stores, Inc. 5.625% 2034	950	1,654
General Electric Capital Corp. 5.625% 2031	750	1,122
		241,036

SOUTH KOREAN WON — 2.35%
South Korean Government 5.75% 2010	KRW 6,915,000	6,023
South Korean Government 5.25% 2013	5,665,000	4,938
South Korean Government 5.75% 2013	35,000,000	31,018
South Korean Government 4.75% 2014	41,800,000	35,654
South Korean Government 4.25% 2014	41,330,000	34,335
South Korean Government 5.00% 2014	24,536,500	21,065
South Korean Government 5.25% 2015	40,938,000	35,443
South Korean Government 5.50% 2017	52,128,550	45,444
South Korean Government 5.75% 2018	20,000,000	17,648
		231,568

MEXICAN PESOS — 2.19%
United Mexican States Government, Series M, 7.50% 2012	MXN390,000	US$ 29,617
United Mexican States Government, Series MI10, 9.50% 2014	707,263	57,042
United Mexican States Government, Series M10, 8.00% 2015	551,200	41,575
United Mexican States Government, Series M10, 7.25% 2016	314,000	22,675
United Mexican States Government, Series M10, 7.75% 2017	413,400	30,509
United Mexican States Government, Series M20, 10.00% 2024	119,900	10,268
United Mexican States Government, Series M30, 10.00% 2036	281,000	23,660
América Móvil, SAB de CV 8.46% 2036	15,000	857
		216,203

AUSTRALIAN DOLLARS — 2.03%
Queensland Treasury Corp., Series 12, 6.50% 2012	$ A12,250	11,166
Queensland Treasury Corp., Series 15, 6.00% 2015	56,510	50,466
Queensland Treasury Corp., Series 17, 6.00% 2017	75,100	66,926
New South Wales Treasury Corp., Series 12, 6.00% 2012	12,250	11,028
New South Wales Treasury Corp., Series 14, 5.50% 2014	24,706	21,654
Treasury Corp. of Victoria 6.25% 2012	12,250	11,092
Australia Government Agency-Guaranteed, National Australia Bank 5.75% 2013	12,000	10,565
Australia Government Agency-Guaranteed, Macquarie Bank Ltd. 5.00% 2014	10,000	8,467
KfW 6.25% 2012	8,250	7,444
Countrywide Financial Corp. 6.25% 2010	2,000	1,760
		200,568

DANISH KRONER — 1.77%
Nykredit 4.00% 20353	DKr165,815	31,143
Nykredit 5.00% 20383	291,607	57,734
Nykredit 6.00% 20383	124,847	25,438
Nykredit 6.00% 20383	43,806	8,910
Nykredit 6.00% 20413	51,843	10,501
Kingdom of Denmark 4.00% 2012	90,000	18,590
Kingdom of Denmark 5.00% 2013	67,170	14,411
Realkredit Danmark, interest only, 6.00% 20383	40,324	8,197
		174,924

SWEDISH KRONOR — 1.68%
Swedish Government 5.25% 2011	SKr158,650	24,241
Swedish Government 4.00% 20123	265,000	39,273
Swedish Government 5.50% 2012	113,000	17,847
Swedish Government 6.75% 2014	22,080	3,729
Swedish Government 4.50% 2015	302,025	46,991
Swedish Government 5.00% 2020	72,640	11,942
Stadshypotek AB 6.00% 20123	79,000	12,369
Nordea Hypotek AB 4.00% 20123	60,000	8,917
		165,309

MALAYSIAN RINGGITS — 1.50%
Malaysian Government 3.718% 2012	MYR107,634	31,849
Malaysian Government 5.094% 2014	214,630	65,983
Malaysian Government 3.741% 2015	18,985	5,478
Malaysian Government 3.814% 2017	120,300	34,471
Malaysian Government 4.24% 2018	35,000	10,256
		148,037

BRAZILIAN REAIS — 1.24%
Brazilian Treasury Bill 6.00% 20101,2	BRL 14,736	8,424
Brazil (Federal Republic of) 10.00% 20122	20,000	10,979
Brazilian Treasury Bill 6.00% 20151,2	21,870	12,174
Brazil (Federal Republic of) 10.00% 20172	167,620	82,860
Brazil (Federal Republic of) Global 12.50% 2022	3,500	2,188
Brazil (Federal Republic of) Global 10.25% 2028	11,120	6,072
		122,697

CANADIAN DOLLARS — 1.02%
Canadian Government 5.50% 2010	$ C13,755	US$ 13,316
Canadian Government 5.25% 2012	6,000	6,132
Canadian Government 4.50% 2015	36,900	37,946
Canadian Government 4.25% 2018	9,450	9,593
Canadian Government 5.75% 2029	2,250	2,627
Province of Ontario, Series HC, 9.50% 2022	2,000	2,801
Province of Ontario 4.60% 2039	5,000	4,739
Province De Québec 9.375% 2023	2,000	2,766
Wells Fargo & Co. 6.05% 2012	2,000	2,020
Bank of Nova Scotia 5.04% 2013	2,000	2,017
Toronto-Dominion Bank 4.854% 2013	2,000	2,008
Canadian Imperial Bank 5.00% 2012	2,000	2,007
GE Capital Canada Funding Co., Series A, 5.29% 2012	2,000	1,972
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	1,500	1,832
Thomson Reuters Corp. 5.70% 2015	1,750	1,811
Bank of Montreal 5.18% 2015	1,750	1,799
Royal Bank of Canada 5.20% 2012	1,750	1,766
Canada Housing Trust 4.10% 2018	1,500	1,468
TransCanada PipeLines Ltd. 5.05% 2014	1,250	1,260
Province of New Brunswick 6.75% 2017	750	846
		100,726

NEW TURKISH LIRAS — 0.87%
Turkey (Republic of) 10.00% 20121,2	TRY99,335	75,569
Turkey (Republic of) 16.00% 2012	13,000	10,083
		85,652

SINGAPORE DOLLARS — 0.74%
Singapore (Republic of) 3.125% 2011	$ S33,400	24,577
Singapore (Republic of) 3.75% 2016	61,550	48,417
		72,994

EGYPTIAN POUNDS — 0.39%
Egypt (Arab Republic of) 0% 2010	EGP35,000	6,199
Egypt (Arab Republic of) 0% 20102	24,000	4,244
Egypt (Arab Republic of) 9.10% 2010	39,650	7,301
Egypt (Arab Republic of) 9.10% 2010	1,955	362
Egypt (Arab Republic of) 11.50% 2011	5,865	1,140
Egypt (Arab Republic of) 9.10% 2012	82,870	15,159
Egypt (Arab Republic of) 9.20% 2014	8,925	1,642
Egypt (Arab Republic of) 11.625% 2014	12,535	2,519
		38,566

INDONESIAN RUPIAH — 0.36%
Indonesia (Republic of) 11.00% 2012	IDR 53,290,000	5,888
Indonesia (Republic of) 12.50% 2013	113,803,000	13,118
Indonesia (Republic of) 14.275% 2013	27,430,000	3,372
Indonesia (Republic of) 11.25% 2014	16,490,000	1,859
Indonesia (Republic of) 10.75% 2016	104,000,000	11,585
		35,822

NORWEGIAN KRONER — 0.27%
Norwegian Government 4.25% 2017	NKr118,150	20,846
KfW 5.00% 2015	30,500	5,408
		26,254

ISRAELI SHEKELS — 0.15%
Israeli Government 6.50% 20162	ILS50,300	15,069

DOMINICAN PESOS — 0.04%
Cervecería Nacional Dominicana, C. por A. 16.00% 20122,5	DOP122,949	US$ 2,976
Cervecería Nacional Dominicana, C. por A. 16.00% 20122,5	37,704	913
		3,889

ARGENTINE PESOS — 0.04%
Argentina (Republic of) 5.83% 20331,2,3,6	ARS 6,656	938
Argentina (Republic of) GDP-Linked 2035	40,842	644
Argentina (Republic of) 0.63% 20381,2,3	73,345	2,015
		3,597

U.S. DOLLARS — 34.94%
U.S. Treasury 5.75% 2010	US$ 6,500	6,803
U.S. Treasury 2.375% 20111,2	35,578	36,670
U.S. Treasury 1.75% 2011	68,937	69,987
U.S. Treasury 4.625% 2011	30,000	32,351
U.S. Treasury 4.875% 2012	16,530	17,983
U.S. Treasury 3.00% 20121,2	42,617	45,359
U.S. Treasury 3.375% 2013	4,550	4,820
U.S. Treasury 2.75% 2013	24,000	24,771
U.S. Treasury 2.00% 2013	18,370	18,397
U.S. Treasury 1.75% 2014	79,030	78,052
U.S. Treasury 2.00% 20141,2	64,495	66,944
U.S. Treasury 2.25% 2014	9,500	9,530
U.S. Treasury 1.875% 20151,2	27,625	28,599
U.S. Treasury 4.25% 2015	16,750	18,245
U.S. Treasury 2.375% 2016	15,500	15,090
U.S. Treasury 5.125% 2016	98,000	111,796
U.S. Treasury 7.50% 2016	61,850	79,782
U.S. Treasury 2.375% 20171,2	25,043	26,692
U.S. Treasury 8.875% 2017	17,260	24,182
U.S. Treasury 1.625% 20181,2	2,570	2,600
U.S. Treasury 3.875% 2018	19,000	19,916
U.S. Treasury 1.375% 20181,2	25,627	25,435
U.S. Treasury 3.75% 2018	11,500	11,902
U.S. Treasury 3.125% 2019	38,250	37,640
U.S. Treasury 3.625% 2019	16,250	16,680
U.S. Treasury 2.00% 20261,2	37,467	37,537
U.S. Treasury 5.25% 2029	27,275	31,682
U.S. Treasury 3.50% 2039	4,000	3,626
Fannie Mae 5.25% 2012	47,800	51,065
Fannie Mae 5.00% 20173	706	751
Fannie Mae 5.00% 20193	203	216
Fannie Mae 4.50% 20243	1,275	1,323
Fannie Mae 4.50% 20243	12,821	13,300
Fannie Mae 4.50% 20243	3,491	3,621
Fannie Mae 4.00% 20243	5,593	5,700
Fannie Mae 4.00% 20243	24,549	25,021
Fannie Mae 4.50% 20243	1,915	1,987
Fannie Mae 4.50% 20243	7,939	8,235
Fannie Mae 4.50% 20243	1,108	1,149
Fannie Mae 4.50% 20243	1,239	1,285
Fannie Mae 4.50% 20243	1,099	1,140
Fannie Mae 4.50% 20243	1,291	1,340
Fannie Mae 4.50% 20243	19,190	19,874
Fannie Mae, Series 2001-4, Class GA, 10.063% 20253,4	17	20
Fannie Mae 6.00% 20263	941	998
Fannie Mae 5.50% 20343	871	916
Fannie Mae 5.50% 20353	5,237	5,509
Fannie Mae 4.50% 20353	2,024	2,062
Fannie Mae 6.00% 20363	6,889	7,305
Fannie Mae 6.00% 20363	12,905	13,676
Fannie Mae, Series 2006-49, Class PA, 6.00% 20363	1,289	1,397
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20363	5,226	4,374
Fannie Mae 6.50% 20363	5,333	5,690
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 20363	4,146	3,435
Fannie Mae 6.00% 20363	2,854	3,025
Fannie Mae 5.50% 20373	642	675
Fannie Mae 5.00% 20373	1,505	1,557
Fannie Mae 6.50% 20373	2,074	2,213
Fannie Mae 6.00% 20373	7,146	7,556
Fannie Mae 6.50% 20373	1,285	1,376
Fannie Mae 6.50% 20373	3,315	3,556
Fannie Mae 6.50% 20373	4,946	5,295
Fannie Mae 5.317% 20383,4	11,305	11,994
Fannie Mae 6.50% 20383	14,164	15,166
Fannie Mae 4.445% 20383,4	7,066	7,403
Fannie Mae 4.50% 20383	5,565	5,646
Fannie Mae 6.50% 20383	7,477	8,005
Fannie Mae 5.50% 20383	6,511	6,843
Fannie Mae 5.50% 20383	7,835	8,235
Fannie Mae 5.50% 20383	15,473	16,241
Fannie Mae 5.50% 20383	8,293	8,720
Fannie Mae 6.00% 20383	14,773	15,621
Fannie Mae 5.50% 20383	11,101	11,652
Fannie Mae 6.00% 20383	5,325	5,628
Fannie Mae 5.50% 20383	4,391	4,617
Fannie Mae 6.50% 20393	4,423	4,736
Fannie Mae 3.795% 20393,4	1,592	1,644
Fannie Mae 3.913% 20393,4	1,198	1,241
Fannie Mae 3.76% 20393,4	1,996	2,059
Fannie Mae 3.85% 20393,4	830	859
Fannie Mae 3.951% 20393,4	1,169	1,212
Fannie Mae 4.00% 20392,3,4	1,220	1,264
Fannie Mae 3.625% 20392,3,4	1,635	1,679
Fannie Mae 5.00% 20393	17,240	17,808
Fannie Mae 6.00% 20393	33,854	35,721
Fannie Mae 3.62% 20392,3,4	3,530	3,616
Fannie Mae 3.90% 20392,3,4	1,379	1,432
Fannie Mae 4.00% 20392,3,4	1,379	1,431
Fannie Mae 6.50% 20473	2,512	2,677
Fannie Mae 7.00% 20473	1,595	1,730
Fannie Mae 6.50% 20473	4,146	4,418
Fannie Mae 6.50% 20473	1,531	1,632
Fannie Mae 6.50% 20483	9,073	9,669
Freddie Mac 3.125% 2010	9,790	9,888
Freddie Mac, Series 3171, Class MO, principal only, 0% 20363	5,287	4,331
Freddie Mac, Series 3213, Class OG, principal only, 0% 20363	5,693	4,881
Freddie Mac, Series 3292, Class BO, principal only, 0% 20373	1,585	1,314
Freddie Mac 6.50% 20373	4,296	4,594
Freddie Mac 6.00% 20373	9,557	10,143
Freddie Mac 5.486% 20383,4	10,977	11,649
Freddie Mac 6.50% 20383	10,700	11,432
Freddie Mac 5.50% 20383	8,580	8,997
Freddie Mac 5.50% 20383	13,784	14,496
Freddie Mac 5.50% 20383	1,737	1,821
Freddie Mac 6.00% 20383	4,813	5,097
Freddie Mac 6.00% 20383	761	806
Freddie Mac 6.00% 20383	5,344	5,647
Freddie Mac 6.00% 20383	1,746	1,846
Freddie Mac 6.50% 20383	20,721	22,137
Freddie Mac 6.50% 20383	9,745	10,411
Freddie Mac 3.756% 20393,4	1,000	1,030
Freddie Mac 3.85% 20393,4	1,016	1,049
Freddie Mac 5.50% 20393	13,796	14,441
Korea Development Bank 5.30% 2013	17,100	17,350
Korea Development Bank 8.00% 2014	33,130	37,704
France Government Agency-Guaranteed, Société Finance 3.375% 20145	5,900	6,040
France Government Agency-Guaranteed, Société Finance 2.875% 20145	6,070	6,066
Société Générale 5.75% 20165	21,720	22,333
Polish Government 6.375% 2019	30,080	33,943
Anheuser-Busch InBev NV 7.75% 20195	13,095	15,521
Anheuser-Busch InBev NV 6.875% 20195	14,400	16,295
GlaxoSmithKline Capital Inc. 4.85% 2013	4,000	4,301
GlaxoSmithKline Capital Inc. 5.65% 2018	23,945	26,277
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	23,250	29,411
Countrywide Financial Corp., Series B, 5.80% 2012	1,420	1,499
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,500	6,760
Bank of America Corp. 5.30% 2017	8,575	8,239
Bank of America Corp. 5.75% 2017	1,155	1,155
Bank of America Corp. 5.65% 2018	10,660	10,543
BankAmerica Capital II, Series 2, 8.00% 2026	265	260
Vodafone Group PLC 5.00% 2015	7,500	7,936
Vodafone Group PLC 5.625% 2017	11,850	12,578
Vodafone Group PLC 6.15% 2037	6,100	6,545
Scotland International Finance No. 2 BV 4.25% 20135	2,070	2,009
HBOS PLC 6.75% 20185	20,910	18,673
HBOS PLC 6.00% 20335	7,700	5,427
Lloyds Banking Group PLC 6.413% (undated)4,5	1,500	872
Comcast Cable Communications, Inc. 6.75% 2011	1,020	1,085
Comcast Corp. 6.30% 2017	3,000	3,292
Comcast Corp. 5.875% 2018	11,790	12,583
Comcast Corp. 5.70% 2018	1,450	1,527
Comcast Corp. 6.95% 2037	5,035	5,638
Comcast Corp. 6.40% 2038	1,750	1,851
Barclays Bank PLC 5.00% 2016	15,275	15,493
Barclays Bank PLC 6.05% 20175	8,755	8,825
Roche Holdings Inc. 4.50% 20125	1,875	1,986
Roche Holdings Inc. 5.00% 20145	4,000	4,325
Roche Holdings Inc. 6.00% 20195	12,520	13,934
Roche Holdings Inc. 7.00% 20395	3,040	3,787
Verizon Communications Inc. 3.75% 20115	6,870	7,091
Verizon Communications Inc. 5.55% 20145	2,645	2,861
Verizon Communications Inc. 5.50% 2017	1,750	1,868
Verizon Communications Inc. 8.50% 20185	5,750	7,192
Verizon Communications Inc. 6.35% 2019	2,340	2,589
Verizon Communications Inc. 8.95% 2039	1,500	2,061
E.ON International Finance BV 5.80% 20185	19,030	20,514
E.ON International Finance BV 6.65% 20385	2,500	2,934
Telecom Italia Capital SA, Series B, 5.25% 2013	6,550	6,897
Telecom Italia Capital SA 4.95% 2014	9,175	9,505
Telecom Italia Capital SA 6.999% 2018	2,800	3,099
Telecom Italia Capital SA 7.20% 2036	1,950	2,210
Telecom Italia Capital SA 7.721% 2038	1,000	1,191
Iberdrola Finance Ireland 3.80% 20145	5,760	5,847
Scottish Power PLC 5.375% 2015	12,700	13,524
Scottish Power PLC 5.81% 2025	2,500	2,527
Deutsche Telekom International Finance BV 5.875% 2013	6,230	6,786
Deutsche Telekom International Finance BV 6.75% 2018	12,500	14,019
South Africa (Republic of) 6.875% 2019	18,510	20,731
United Mexican States Government Global 6.375% 2013	151	166
United Mexican States Government Global 5.875% 2014	9,250	9,869
United Mexican States Government Global 5.95% 2019	8,020	8,461
United Mexican States Government Global 6.05% 2040	520	521
Simon Property Group, LP 6.35% 2012	1,300	1,383
Simon Property Group, LP 6.75% 2014	4,025	4,321
Simon Property Group, LP 5.25% 2016	1,740	1,718
Simon Property Group, LP 5.875% 2017	1,850	1,889
Simon Property Group, LP 6.125% 2018	3,850	3,886
Simon Property Group, LP 10.35% 2019	4,250	5,297
Volvo Treasury AB 5.95% 20155	18,480	18,484
Gaz Capital SA, Series 7, 6.212% 2016	5,500	5,333
Gaz Capital SA 6.51% 20225	5,310	4,879
Open Joint Stock Co. Gazprom, Series 2, 8.625% 20345	2,000	2,195
Gaz Capital SA 7.288% 20375	5,900	5,546
Abu Dhabi National Energy Co. PJSC (TAQA) 5.62% 20125	1,750	1,816
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20165	7,250	7,352
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 20185	8,000	8,725
Ras Laffan Liquefied Natural Gas III 5.50% 20145	5,300	5,653
Ras Laffan Liquefied Natural Gas II 5.298% 20203,5	3,980	3,993
Ras Laffan Liquefied Natural Gas III 5.838% 20273,5	8,000	7,887
UniCredito Italiano SpA 5.584% 20174,5	2,730	2,363
UniCredito Italiano SpA 6.00% 20175	7,175	6,937
HVB Funding Trust I 8.741% 20315	7,491	6,442
HVB Funding Trust III 9.00% 20315	1,810	1,557
UniCredito Italiano Capital Trust II 9.20% (undated)4,5	100	93
Veolia Environnement 5.25% 2013	5,605	5,881
Veolia Environnement 6.00% 2018	10,625	11,452
Turkey (Republic of) 6.75% 2018	3,000	3,172
Turkey (Republic of) 7.00% 2019	3,500	3,754
Turkey (Republic of) 7.50% 2019	5,000	5,525
Turkey (Republic of) 8.00% 2034	4,200	4,793
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,648
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,587
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,561
TransCanada PipeLines Ltd. 6.35% 20674	5,880	5,159
SBC Communications Inc. 5.625% 2016	1,500	1,616
AT&T Inc. 5.50% 2018	7,300	7,629
AT&T Inc. 5.80% 2019	5,400	5,789
SBC Communications Inc. 6.45% 2034	1,275	1,348
CRH America Inc. 6.95% 2012	1,970	2,112
CRH America, Inc. 6.00% 2016	1,620	1,663
CRH America, Inc. 8.125% 2018	10,377	11,686
Singapore Telecommunications Ltd. 6.375% 20115	8,540	9,294
Singapore Telecommunications Ltd. 7.375% 20315	4,500	5,641
British American Tobacco International Finance PLC 9.50% 20185	11,485	14,921
Santander Issuances, SA Unipersonal 0.652% 20164,5	900	830
Santander Issuances, SA Unipersonal 5.805% 20164,5	5,400	4,808
Sovereign Bancorp, Inc. 8.75% 2018	265	306
Santander Issuances, SA Unipersonal 6.50% 20194,5	6,400	6,664
Abbey National PLC 7.95% 2029	2,180	2,287
Development Bank of Singapore Ltd. 7.875% 20105	10,250	10,564
Development Bank of Singapore Ltd. 7.125% 20115	3,800	4,077
National Rural Utilities Cooperative Finance Corp. 2.625% 2012	4,200	4,226
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	2,125	2,316
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	7,750	7,844
Goldman Sachs Group, Inc. 6.25% 2017	800	847
Goldman Sachs Group, Inc. 5.95% 2018	1,175	1,221
Goldman Sachs Group, Inc. 6.15% 2018	7,700	8,113
Goldman Sachs Group, Inc. 7.50% 2019	3,625	4,161
AstraZeneca PLC 5.90% 2017	12,500	14,009
Norfolk Southern Corp. 5.75% 20165	5,515	6,034
Norfolk Southern Corp. 7.05% 2037	6,200	7,844
Progress Energy, Inc. 6.05% 2014	5,000	5,489
Progress Energy, Inc. 7.05% 2019	7,125	8,311
Enel Finance International 3.875% 20145	13,805	13,768
Pfizer Inc. 4.45% 2012	2,250	2,391
Pfizer Inc. 6.20% 2019	9,820	11,089
JPMorgan Chase Bank NA 6.00% 2017	7,000	7,374
JPMorgan Chase & Co. 6.30% 2019	5,360	5,862
Enersis SA 7.375% 2014	11,935	13,192
Resona Bank, Ltd. 5.85% (undated)4,5	14,665	12,702
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	100	106
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	7,125	7,196
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	1,085	1,145
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20167	5,330	4,224
DaimlerChrysler North America Holding Corp. 5.875% 2011	4,850	5,035
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	6,997	7,353
Wells Fargo & Co. 5.625% 2017	11,750	12,362
Kroger Co. 7.50% 2014	6,750	7,786
Kroger Co. 6.40% 2017	4,000	4,433
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 20383,4	2,470	2,382
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.84% 20393,4	3,770	3,711
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20413,4	4,825	4,709
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20433,4	1,655	1,400
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,320	7,899
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,043
PSEG Power LLC 7.75% 2011	5,925	6,404
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,650	2,841
PSEG Power LLC 8.625% 2031	1,945	2,638
Telefónica Emisiones, SAU 4.949% 2015	2,580	2,740
Telefónica Emisiones, SAU 6.421% 2016	8,000	8,997
C5 Capital (SPV) Ltd. 6.196% (undated)4,5	1,600	1,245
C8 Capital (SPV) Ltd. 6.64% (undated)4,5	1,100	851
C8 Capital (SPV) Ltd. 6.64% (undated)4	2,525	1,953
C10 Capital (SPV) Ltd. 6.722% (undated)4,5	8,075	6,391
C10 Capital (SPV) Ltd. 6.722% (undated)4	1,625	1,286
CVS Caremark Corp. 6.60% 2019	3,310	3,738
CVS Caremark Corp. 5.789% 20263,5	984	926
CVS Caremark Corp. 6.036% 20283	1,178	1,138
CVS Caremark Corp. 6.943% 20303	5,691	5,765
Israeli Government 5.125% 2019	11,000	11,325
Niagara Mohawk Power 3.553% 20145	1,340	1,350
National Grid PLC 6.30% 2016	8,825	9,676
Walgreen Co. 4.875% 2013	10,000	10,789
Citigroup Inc. 6.125% 2017	4,318	4,294
Citigroup Inc. 8.125% 2039	5,750	6,456
AXA SA 8.60% 2030	9,750	10,545
HSBC Finance Corp. 0.759% 20144	1,750	1,612
HSBC Finance Corp. 0.791% 20164	9,900	8,820
State of Qatar 9.75% 2030	7,250	10,404
Target Corp. 6.00% 2018	4,375	4,937
Target Corp. 7.00% 2038	4,600	5,402
Indonesia (Republic of) 6.875% 2018	5,450	5,913
Indonesia (Republic of) 6.625% 20375	4,000	3,980
Shell International Finance B.V. 4.00% 2014	9,340	9,821
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 20343	1,541	1,585
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 20353	1,315	1,376
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 20363	1,587	1,661
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 20373	2,300	2,238
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.846% 20393,4	1,905	1,690
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 20393	500	494
Intergen Power 9.00% 20175	8,525	8,823
Bausch & Lomb Inc. 9.875% 2015	8,250	8,683
McDonald's Corp., Series I, 5.00% 2019	8,005	8,536
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.754% 20143,4,8	1,032	824
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	3,480	2,523
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	3,780	2,740
Texas Competitive Electric Holdings Co. LLC 11.25% 20164,6	2,905	2,019
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,250	1,331
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	6,325	6,738
France Télécom 7.75% 20114	730	791
France Télécom 4.375% 2014	3,385	3,552
France Télécom 5.375% 2019	3,480	3,708
ProLogis 5.50% 2012	2,600	2,571
ProLogis 7.625% 2014	3,765	3,852
ProLogis 5.625% 2016	295	265
ProLogis 6.625% 2018	1,430	1,323
HSBK (Europe) BV 7.75% 2013	4,975	4,676
HSBK (Europe) BV 7.25% 20175	1,865	1,539
HSBK (Europe) BV 7.25% 2017	2,175	1,794
Federal Home Loan Bank 5.25% 2014	7,125	7,965
Jackson National Life Global 5.375% 20135	7,615	7,730
Royal Bank of Scotland Group PLC 4.875% 20145	6,360	6,465
Royal Bank of Scotland Group PLC 6.99% (undated)4,5	2,000	1,041
Standard Chartered Bank 6.40% 20175	7,115	7,415
Time Warner Cable Inc. 7.50% 2014	1,085	1,246
Time Warner Cable Inc. 6.75% 2018	3,985	4,410
Time Warner Cable Inc. 8.25% 2019	1,315	1,592
Abbott Laboratories 5.875% 2016	3,435	3,834
Abbott Laboratories 5.125% 2019	1,020	1,083
Abbott Laboratories 6.00% 2039	1,980	2,259
Dollar General Corp. 10.625% 2015	1,800	1,998
Dollar General Corp. 11.875% 20174,6	4,500	5,085
Hospitality Properties Trust 7.875% 2014	340	341
Hospitality Properties Trust 6.30% 2016	315	282
Hospitality Properties Trust 5.625% 2017	680	577
Hospitality Properties Trust 6.70% 2018	6,395	5,684
Kimco Realty Corp. 5.304% 2011	450	455
Kimco Realty Corp. 6.00% 2012	875	913
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,230	1,211
Kimco Realty Corp., Series C, 4.904% 2015	1,360	1,318
Kimco Realty Corp. 5.584% 2015	2,003	1,958
Kimco Realty Corp., Series C, 5.783% 2016	550	541
Kimco Realty Corp. 5.70% 2017	415	389
Macy's Retail Holdings, Inc. 8.875% 20154	6,230	6,530
Federated Department Stores, Inc. 6.90% 2029	55	44
Novartis Securities Investment Ltd. 5.125% 2019	6,060	6,463
NTL Cable PLC 8.75% 2014	1,725	1,768
NTL Cable PLC 9.125% 2016	1,000	1,032
NTL Cable PLC 9.50% 2016	3,400	3,595
Biogen Idec Inc. 6.00% 2013	6,000	6,383
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20145	6,365	6,374
Westfield Group 7.50% 20145	690	744
Westfield Group 5.70% 20165	1,000	970
Westfield Group 7.125% 20185	2,210	2,307
Westfield Group 6.75% 20195	2,300	2,331
Kraft Foods Inc. 6.125% 2018	5,975	6,342
Brazil (Federal Republic of) Global 5.625% 2041	6,500	6,337
American Tower Corp. 7.00% 2017	6,150	6,334
Holcim Ltd. 6.00% 20195	4,070	4,127
Holcim Ltd. 6.875% 20395	2,000	2,068
AOL Time Warner Inc. 7.625% 2031	2,240	2,517
Time Warner Inc. 6.50% 2036	3,490	3,583
Ukraine Government 6.58% 2016	1,700	1,343
Ukraine Government 6.75% 2017	6,000	4,753
Burlington Northern Santa Fe Corp. 5.75% 2018	1,160	1,262
Burlington Northern Santa Fe Corp. 4.70% 2019	1,960	1,987
Burlington Northern Santa Fe Corp. 6.15% 2037	2,240	2,495
BNSF Funding Trust I 6.613% 20554	335	312
Edison Mission Energy 7.50% 2013	155	146
Midwest Generation, LLC, Series B, 8.56% 20163	2,767	2,809
Edison Mission Energy 7.20% 2019	3,175	2,588
Edison Mission Energy 7.625% 2027	650	468
Northrop Grumman Corp. 5.05% 2019	5,590	5,885
Electricité de France SA 5.50% 20145	2,350	2,581
Electricité de France SA 6.95% 20395	2,625	3,264
Gabonese Republic 8.20% 20175	5,500	5,775
Corporación Andina de Fomento 5.75% 2017	5,025	5,126
Corporación Andina de Fomento 8.125% 2019	550	641
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 20113	2,081	2,099
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 20123	2,368	2,391
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 20143	1,250	1,252
CCH II, LLC and CCH II Capital Corp. 10.25% 20109	1,550	1,751
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20125	1,425	1,457
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 20139	1,140	1,163
Charter Communications Operating, LLC, Term Loan B, 6.25% 20143,4,8	884	836
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20145	475	517
Union Pacific Corp. 5.70% 2018	3,200	3,458
Union Pacific Corp. 6.15% 2037	1,990	2,257
Michaels Stores, Inc., Term Loan B, 2.563% 20133,4,8	244	219
Michaels Stores, Inc. 10.00% 2014	5,425	5,371
Constellation Brands, Inc. 7.25% 2017	5,410	5,410
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20125	5,300	5,364
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 20113,5	822	827
BAE Systems Holdings Inc. 6.375% 20195	4,100	4,532
Elan Finance PLC and Elan Finance Corp. 4.44% 20114	370	363
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	2,295	2,350
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	335	339
Elan Finance PLC and Elan Finance Corp. 8.75% 20162,5	2,295	2,266
NXP BV and NXP Funding LLC 7.875% 2014	3,325	2,627
NXP BV and NXP Funding LLC 9.50% 2015	3,970	2,650
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20373,5	3,000	2,800
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20373,5	1,150	1,115
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20373,5	1,330	1,287
First Data Corp., Term Loan B2, 3.036% 20143,4,8	4,732	4,087
First Data Corp. 9.875% 2015	700	650
First Data Corp. 9.875% 2015	350	325
Toys "R" Us, Inc. 7.625% 2011	3,965	3,925
Toys "R" Us, Inc. 7.375% 2018	1,000	875
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 20423	3,268	3,269
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.065% 20453,4	1,580	1,501
CMC Energy Corp. 6.55% 2017	1,810	1,776
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,650	2,932
Nextel Communications, Inc., Series E, 6.875% 2013	375	350
Nextel Communications, Inc., Series F, 5.95% 2014	4,345	3,867
Sprint Capital Corp. 8.75% 2032	500	475
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20145	4,655	4,667
Univision Communications Inc. 12.00% 20145	1,550	1,674
Univision Communications, Inc., First Lien Term Loan B, 2.533% 20143,4,8	780	662
Univision Communications Inc. 10.50% 20154,5,6	3,000	2,325
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20125	4,500	4,657
AES Corp. 7.75% 2015	2,200	2,222
AES Corp. 8.00% 2020	2,440	2,434
Kinder Morgan Energy Partners LP 6.85% 2020	4,220	4,618
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 20363	4,461	4,617
Banco Mercantil del Norte, SA 6.135% 20164,5	1,500	1,448
Banco Mercantil del Norte, SA 6.862% 20214,5	3,500	3,164
International Paper Co. 7.95% 2018	1,800	1,954
International Paper Co. 9.375% 2019	150	176
International Paper Co. 7.50% 2021	2,335	2,479
Safeway Inc. 6.25% 2014	2,625	2,903
Safeway Inc. 6.35% 2017	1,500	1,668
Ford Motor Credit Co. 7.375% 2009	325	325
Ford Motor Credit Co. 9.75% 20104	1,050	1,073
Ford Motor Credit Co. 7.375% 2011	1,100	1,095
Ford Motor Credit Co. 3.26% 20124	1,225	1,104
Ford Motor Credit Co. 8.70% 2014	500	490
Ford Motor Credit Co. 8.00% 2016	450	418
News America Inc. 6.90% 2019	4,000	4,471
Williams Companies, Inc. 7.875% 2021	1,775	1,924
Transcontinental Gas Pipe Line Corp. 7.25% 2026	575	663
Williams Companies, Inc. 8.75% 2032	1,620	1,863
Boyd Gaming Corp. 7.75% 2012	620	622
Boyd Gaming Corp. 6.75% 2014	3,025	2,722
Boyd Gaming Corp. 7.125% 2016	1,175	1,040
Tenet Healthcare Corp. 7.375% 2013	960	955
Tenet Healthcare Corp. 9.25% 2015	1,055	1,106
Tenet Healthcare Corp. 8.875% 20195	2,145	2,274
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20193	1,211	1,136
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20203	329	317
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20213	406	370
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20223	2,584	2,466
Cricket Communications, Inc. 9.375% 2014	1,775	1,810
Cricket Communications, Inc. 7.75% 20165	2,425	2,473
Delhaize Group 5.875% 2014	1,220	1,315
Delhaize Group 6.50% 2017	1,500	1,635
Delhaize America, Inc. 9.00% 2031	1,000	1,319
ARAMARK Corp., Term Loan B, 2.158% 20143,4,8	53	49
ARAMARK Corp., Letter of Credit, 4.721% 20143,4,8	3	3
ARAMARK Corp. 3.983% 20154	1,500	1,309
ARAMARK Corp. 8.50% 2015	2,800	2,838
Neiman Marcus Group, Inc. 9.75% 20154,6	4,838	4,161
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 20163	4,250	4,130
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,000	4,120
SLM Corp., Series A, 5.45% 2011	2,000	1,887
SLM Corp., Series A, 0.734% 20114	1,250	1,049
SLM Corp., Series A, 5.00% 2015	1,500	1,119
Merck & Co., Inc. 5.00% 2019	3,775	4,035
ACE INA Holdings Inc. 5.875% 2014	1,510	1,652
ACE INA Holdings Inc. 5.80% 2018	2,200	2,381
US Investigations Services, Inc., Term Loan B, 3.292% 20153,4,8	1,719	1,613
US Investigations Services, Inc. 10.50% 20155	1,900	1,615
US Investigations Services, Inc. 11.75% 20165	1,035	802
Chevron Corp. 4.95% 2019	3,700	3,957
Stater Bros. Holdings Inc. 8.125% 2012	1,460	1,475
Stater Bros. Holdings Inc. 7.75% 2015	2,525	2,462
Staples, Inc. 9.75% 2014	3,250	3,908
Sunoco, Inc. 5.75% 2017	3,900	3,893
SUPERVALU INC. 8.00% 2016	725	754
Albertson's, Inc. 8.00% 2031	3,450	3,114
Cox Communications, Inc. 4.625% 2010	625	631
Cox Communications, Inc. 5.45% 2014	3,000	3,226
Orascom Telecom 7.875% 20145	3,980	3,821
Allison Transmission Holdings, Inc. 11.00% 20155	2,875	2,832
Allison Transmission Holdings, Inc. 12.00% 20154,5,6	1,050	982
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.916% (undated)3,4	4,000	3,763
South Korean Government 5.75% 2014	3,400	3,674
TRW Automotive Inc. 7.00% 20145	4,000	3,660
Schering-Plough Corp. 6.00% 2017	3,275	3,659
Devon Energy Corp. 6.30% 2019	3,280	3,625
Sanmina-SCI Corp. 6.75% 2013	2,625	2,507
Sanmina-SCI Corp. 8.125% 2016	1,150	1,081
Lehman Brothers Holdings Inc., Series I, 6.875% 20189	19,565	3,571
Tesco PLC 5.50% 20175	3,350	3,498
Freescale Semiconductor, Inc., Term Loan B, 2.011% 20133,4,8	783	629
Freescale Semiconductor, Inc. 8.875% 2014	825	635
Freescale Semiconductor, Inc. 9.875% 20144,6	875	608
Freescale Semiconductor, Inc., Term Loan B, 12.50% 20143,8	1,590	1,603
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.868% 20363,4	3,989	3,024
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.911% 20363,4	697	449
HCA Inc., Term Loan B, 2.533% 20133,4,8	669	633
HCA Inc. 9.25% 2016	1,490	1,544
HCA Inc. 8.50% 20195	600	630
HCA Inc. 7.875% 20205	650	654
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 20332,3	3,387	3,412
ZFS Finance (USA) Trust II 6.45% 20654,5	3,000	2,730
ZFS Finance (USA) Trust V 6.50% 20674,5	793	658
Qwest Capital Funding, Inc. 7.90% 2010	250	254
Qwest Capital Funding, Inc. 7.25% 2011	2,055	2,065
Qwest Corp. 7.875% 2011	575	596
Qwest Communications International Inc., Series B, 7.50% 2014	250	248
U S WEST Communications, Inc. 6.875% 2033	250	204
Mandalay Resort Group 6.375% 2011	275	247
MGM MIRAGE 6.75% 2013	915	770
MGM MIRAGE 13.00% 20135	1,100	1,265
MGM MIRAGE 5.875% 2014	1,250	987
MGM MIRAGE 6.625% 2015	100	78
Petroplus Finance Ltd. 6.75% 20145	1,575	1,482
Petroplus Finance Ltd. 7.00% 20175	1,850	1,693
Petroplus Finance Ltd. 9.375% 20195	150	148
AMC Entertainment Inc. 8.00% 2014	525	509
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	2,407
AMC Entertainment Inc. 8.75% 2019	375	389
Amgen Inc. 5.70% 2019	3,000	3,304
Seneca Gaming Corp. 7.25% 2012	1,300	1,209
Seneca Gaming Corp., Series B, 7.25% 2012	2,250	2,092
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 20193	3,270	3,276
Quebecor Media Inc. 7.75% 2016	2,250	2,239
Quebecor Media Inc. 7.75% 2016	1,000	995
Credit Suisse Group AG 5.50% 2014	3,000	3,227
Centennial Communications Corp. 10.00% 2013	2,250	2,354
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	840	869
Mohegan Tribal Gaming Authority 7.125% 2014	4,500	3,217
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	3,135	3,213
Crown Castle International Corp. 9.00% 2015	2,525	2,670
Crown Castle International Corp. 7.75% 20175	500	520
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20143,5	3,115	3,186
SunGard Data Systems Inc. 9.125% 2013	3,138	3,185
Developers Diversified Realty Corp. 5.375% 2012	2,450	2,298
Developers Diversified Realty Corp. 5.50% 2015	1,023	887
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	3,280	3,182
CSC Holdings, Inc. 8.50% 20145	3,000	3,165
Thomson Reuters Corp. 5.95% 2013	1,750	1,923
Thomson Reuters Corp. 6.50% 2018	1,085	1,229
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 20373	3,130	3,131
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	3,000	3,121
CHS/Community Health Systems, Inc. 8.875% 2015	3,000	3,082
Dow Chemical Co. 8.55% 2019	2,720	3,063
Ashtead Group PLC 8.625% 20155	1,915	1,848
Ashtead Capital, Inc. 9.00% 20165	1,250	1,206
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 20213	3,281	3,017
Hewlett-Packard Co. 5.50% 2018	2,750	3,010
Hanesbrands Inc., Series B, 4.593% 20144	3,405	3,005
Brandywine Operating Partnership, LP 7.50% 2015	3,000	3,005
Smithfield Foods, Inc. 10.00% 20145	2,000	2,110
Smithfield Foods, Inc. 7.75% 2017	1,075	890
Realogy Corp., Term Loan B, 3.254% 20133,4,8	212	180
Realogy Corp., Letter of Credit, 3.281% 20133,4,8	57	48
Realogy Corp. 10.50% 2014	1,175	858
Realogy Corp. 11.75% 20144,6	869	578
Realogy Corp., Second Lien Term Loan A, 13.50% 20173,8	1,250	1,309
Coventry Health Care, Inc. 5.875% 2012	3,000	2,971
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 20123,4,5	2,939	2,970
Intelsat Jackson Holding Co., Series B, 8.875% 20155	1,150	1,176
Intelsat, Ltd. 8.875% 2015	450	460
Intelsat Jackson Holding Co. 9.50% 2016	1,225	1,292
CoBank ACB 0.899% 20224,5	4,275	2,919
Rouse Co. 6.75% 20135,9	1,875	1,624
Rouse Co. 5.375% 20139	1,500	1,286
Royal Caribbean Cruises Ltd. 11.875% 2015	2,575	2,910
PTS Acquisition Corp. 10.25% 20154,6	3,290	2,879
Lafarge 6.15% 2011	390	406
Lafarge 6.50% 2016	2,450	2,452
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	2,205	2,293
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	525	550
B/E Aerospace 8.50% 2018	2,725	2,800
TransDigm Inc. 7.75% 2014	2,800	2,793
Teck Resources Ltd. 9.75% 2014	2,500	2,762
StatoilHydro ASA 5.25% 2019	2,500	2,708
Host Marriott, LP, Series K, 7.125% 2013	500	496
Host Hotels & Resorts LP 9.00% 20175	2,075	2,210
Koninklijke Philips Electronics NV 5.75% 2018	2,500	2,695
NRG Energy, Inc. 7.25% 2014	2,665	2,625
DISH DBS Corp. 7.875% 20195	2,500	2,537
CSN Islands XI Corp. 6.875% 20195	2,500	2,536
Northwest Airlines, Inc., Term Loan B, 3.79% 20133,4,8	384	325
Delta Air Lines, Inc. 9.50% 20145	1,350	1,357
Northwest Airlines, Inc., Term Loan A, 2.04% 20183,4,8	1,085	841
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20145	2,500	2,521
American Express Co. 8.15% 2038	2,000	2,448
Thomson Learning 10.50% 20155	2,575	2,446
Marks and Spencer Group PLC 6.25% 20175	2,500	2,432
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20433,4	2,575	2,415
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 20233	2,225	2,395
RailAmerica Inc. 9.25% 20175	2,250	2,368
Goodyear Tire & Rubber Co. 8.625% 2011	906	940
Goodyear Tire & Rubber Co. 10.50% 2016	1,300	1,417
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 20333	1,167	1,182
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 20383	1,100	1,076
PETRONAS Capital Ltd. 7.00% 20125	2,050	2,258
Duane Reade Inc. 11.75% 20155	2,105	2,221
Express Scripts Inc. 5.25% 2012	2,080	2,209
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.596% 20373,4	4,843	2,193
MetroPCS Wireless, Inc. 9.25% 2014	1,125	1,156
MetroPCS Wireless, Inc. 9.25% 2014	1,000	1,027
Rio Tinto Finance (USA) Ltd. 8.95% 2014	1,835	2,168
ERP Operating LP 5.25% 2014	1,000	1,016
ERP Operating LP 6.584% 2015	1,085	1,138
CNA Financial Corp. 6.50% 2016	2,270	2,143
Wendy's/Arby's Group Inc. 10.00% 20165	2,000	2,135
Graphic Packaging International, Inc. 9.50% 20175	2,000	2,135
UPC Holding BV 9.875% 20185	2,000	2,110
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	1,225	876
Hawker Beechcraft Acquisition Co., LLC 9.625% 20154,6	1,730	1,116
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	150	92
New York Life Global Funding 4.65% 20135	1,940	2,044
Valeant Pharmaceuticals 8.375% 20165	2,000	2,040
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,000	2,038
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.774% 20373,4	3,104	2,023
State of California, Various Purpose General Obligation Bonds 7.50% 2034	1,800	2,014
Georgia-Pacific LLC 7.00% 20155	1,355	1,341
Georgia-Pacific LLC 8.25% 20165	645	672
Warner Music Group 7.375% 2014	1,290	1,242
Warner Music Group 9.50% 20165	725	768
Charles Schwab Corp., Series A, 6.375% 2017	1,775	1,986
Wind Acquisition SA 11.75% 20175	1,750	1,982
Liberty Mutual Group Inc. 6.50% 20355	535	433
Liberty Mutual Group Inc. 7.50% 20365	1,815	1,537
Digicel Group Ltd. 12.00% 20145	200	225
Digicel Group Ltd. 12.00% 2014	300	337
Digicel Group Ltd. 8.875% 20155	1,500	1,402
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 20123	1,939	1,965
Banque Centrale de Tunisie 7.375% 2012	1,750	1,934
Esterline Technologies Corp. 6.625% 2017	2,000	1,930
AES Panamá, SA 6.35% 20165	2,000	1,921
Boston Scientific Corp. 5.45% 2014	710	715
Boston Scientific Corp. 5.125% 2017	185	175
Boston Scientific Corp. 7.00% 2035	1,105	1,018
Canadian National Railway Co. 4.95% 2014	1,000	1,080
Canadian National Railway Co. 5.55% 2018	750	824
VWR Funding, Inc. 11.25% 20154,6	2,025	1,858
Serena Software, Inc. 10.375% 2016	1,936	1,839
Rockwood Specialties Group, Inc. 7.50% 2014	1,825	1,825
Nalco Co. 7.75% 2011	414	416
Nalco Co. 8.875% 2013	875	903
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	475	493
Owens-Brockway Glass Container Inc. 7.375% 2016	1,750	1,785
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 20123	43	44
United Air Lines, Inc., Term Loan B, 2.25% 20143,4,8	1,001	746
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20243	1,101	941
Wal-Mart Stores, Inc. 5.375% 2017	390	427
Wal-Mart Stores, Inc. 5.80% 2018	1,110	1,249
Alabama Power Co., Series 2008-B, 5.80% 2013	1,500	1,658
Paribas, New York Branch 6.95% 2013	1,125	1,245
BNP Paribas 4.80% 20155	385	393
Gulfstream Natural Gas 6.19% 20255	1,670	1,631
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 20153	1,500	1,608
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,597
TEPPCO Partners LP 7.00% 20674	1,860	1,595
DAE Aviation Holdings, Inc. 11.25% 20155	1,990	1,562
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 20123	1,546	1,560
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 20153,5	1,500	1,556
CIT Group Inc., Term Loan, 13.00% 20123,4,8	1,500	1,552
Nordstrom, Inc. 6.95% 2028	1,500	1,543
Colombia (Republic of) Global 10.375% 2033	484	709
Colombia (Republic of) Global 7.375% 2037	715	812
Allstate Corp., Series B, 6.125% 20674	1,830	1,501
Ingles Markets, Inc. 8.875% 2017	1,450	1,493
American Media Operation 9.00% 20135,6	186	115
American Media Operation 14.00% 20134,5,6	2,167	1,365
TNK-BP Finance SA 7.50% 20165	1,500	1,466
Windstream Corp. 8.125% 2013	1,075	1,110
Windstream Corp. 8.625% 2016	300	308
Argentina (Republic of) GDP-Linked 2035	21,000	1,407
Husky Energy Inc. 5.90% 2014	1,300	1,404
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.723% 20353,4	2,207	1,386
Georgia Gulf Corp., Term Loan B, 10.00% 20133,4,8	1,332	1,314
Concho Resources Inc. 8.625% 2017	1,250	1,288
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.378% 20423,4	1,250	1,286
Fox Acquisition LLC, Term Loan B, 7.25% 20153,4,8	520	454
Fox Acquisition LLC 13.375% 20165	1,225	784
Surgical Care Affiliates, Inc. 9.625% 20154,5,6	839	650
Surgical Care Affiliates, Inc. 10.00% 20175	700	564
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 20283	1,250	1,181
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 20233,5	1,806	1,115
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 20333	44	45
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 20383	1,000	1,055
Kohl's Corp. 6.00% 2033	235	233
Kohl's Corp. 6.875% 2037	765	858
Chubb Corp. 6.375% 20674	1,160	1,061
General Electric Co. 5.00% 2013	1,000	1,056
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 20363,4	3,318	1,053
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20143	1,053	1,043
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 20363,5	850	839
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 20363,5	200	198
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 20373,4	2,050	1,022
TuranAlem Finance BV 8.00% 20149	1,230	317
TuranAlem Finance BV 8.50% 20159	1,900	475
TuranAlem Finance BV, Series 8, 8.25% 20379	745	179
Northern Rock PLC 5.60% (undated)4,5	3,635	345
Northern Rock PLC 6.594% (undated)4,5	6,480	616
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.515% 20443,4	1,000	953
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 20483	1,000	926
Kansas City Southern Railway Co. 13.00% 2013	800	924
Local T.V. Finance LLC, Term Loan B, 2.25% 20133,4,8	278	219
Local T.V. Finance LLC 10.00% 20154,5,6	1,990	686
Cott Beverages Inc. 8.00% 2011	875	874
Tyson Foods, Inc. 7.85% 20164	835	856
Newpage Corp. 11.375% 20145	850	839
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.497% 20353,4	1,213	823
Cinemark USA, Inc. 8.625% 20195	750	779
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 20113,5	750	768
CEVA Group PLC 11.625% 20165	775	753
Vitamin Shoppe Industries Inc. 7.94% 20124	750	750
Continental Resources 8.25% 20195	725	749
Radio One, Inc. 6.375% 2013	2,060	726
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 20122	750	700
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20133	550	549
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20193	164	122
SBA Telecommunications, Inc. 8.00% 20165	650	668
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.416% 20373,4	1,367	643
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 20203	607	613
Unum Group 7.125% 2016	555	562
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 20113	540	551
J.C. Penney Corp., Inc. 6.375% 2036	630	523
Atlas Copco AB 5.60% 20175	500	513
Burlington Coat Factory Warehouse Corp. 11.125% 2014	500	493
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.617% 20353,4	625	430
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 20363,5	105	104
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 20363,5	105	104
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 20363,5	105	104
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 20363,5	105	104
Banc of America Funding Trust, Series 2005-H, Class 9-A-1, 5.878% 20353,4	669	416
General Motors Acceptance Corp. 7.50% 20135	167	148
General Motors Acceptance Corp. 8.00% 20185	250	191
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 20343	386	327
Cooper-Standard Automotive Inc. 7.00% 20129	250	131
Cooper-Standard Automotive Inc. 8.375% 20149	1,225	190
Hawaiian Telcom Communications, Inc. 9.75% 20139	1,060	16
Hawaiian Telcom Communications, Inc. 8.765% 20134,9	90	1
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20143,4,6,8	429	268
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 20313	301	249
Lazard Group LLC 7.125% 2015	200	202
Iraq (Republic of) 5.80% 20283,5	250	191
Pemex Project Funding Master Trust 9.125% 2010	110	117
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 4.24% 20123,4,8	107	103
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 20363,4	316	50
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 20373,4	411	38
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.292% 20273,4,5	69	50
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 20233,5	51	33
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 20373	24	24
Standard Pacific Corp. 6.25% 2014	25	22
Atrium Companies, Inc. 15.00% 20125,6	786	16
Young Broadcasting Inc. 10.00% 20119	2,695	3
		3,444,560

Total bonds & notes (cost: $8,810,724,000)		9,348,943

Preferred securities — 0.74%	Shares

U.S. DOLLARS — 0.48%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares4,5	8,800,000	8,998
Barclays Bank PLC 6.86%4,5	3,005,000	2,359
Barclays Bank PLC 7.434%4,5	6,260,000	5,572
Resona Preferred Global Securities (Cayman) Ltd. 7.191%4,5	9,155,000	7,607
Banco Bilbao Vizcaya Argentaria, SA, 5.919%4	7,430,000	5,580
BNP Paribas 7.195%4,5	5,300,000	4,664
BNP Paribas Capital Trust 9.003% noncumulative trust4,5	685,000	658
PNC Preferred Funding Trust III 8.70%4,5	2,100,000	1,986
PNC Preferred Funding Trust I 6.517%4,5	1,600,000	1,002
JPMorgan Chase & Co., Series I, 7.90%4	2,700,000	2,601
Société Générale 5.922%4,5	1,000,000	721
Société Générale 5.922%4	2,000,000	1,442
AXA SA, Series B, 6.379%4,5	2,035,000	1,648
Wells Fargo & Co. 7.98%4	1,725,000	1,578
QBE Capital Funding II LP 6.797%4,5	750,000	588
		47,004

EUROS — 0.17%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative4	15,750,000	12,450
HVB Funding Trust VIII 7.055%4	3,750,000	4,419
		16,869

BRITISH POUNDS — 0.09%
Barclays Bank PLC 14.00%4	3,500,000	7,275
SMFG Preferred Capital GBP 1 Ltd. 6.164%4	990,000	1,292
		8,567

Total preferred securities (cost: $71,700,000)		72,440

Common stocks — 0.00%

U.S. DOLLARS — 0.00%
American Media Operations, Inc.2,5,10	39,729	—	*

Total common stocks (cost: $0)		—	*

Warrants — 0.00%

U.S. DOLLARS — 0.00%
GT Group Telecom Inc., warrants, expire 20102,5,10	1,000	—	*
Atrium Corp., warrants, expire 20182,5,10	367	—	*

Total warrants (cost: $52,000)		—	*

	Principal amount
Short-term securities — 4.09%	(000)

Federal Home Loan Bank 0.15%–0.56% due 10/19–10/30/2009	US$56,000	55,993
Old Line Funding, LLC 0.20% due 10/20/20095	38,121	38,117
Québec (Province of) 0.17% due 10/23–11/3/20095	36,900	36,895
Denmark (Kingdom of) 0.17% due 12/17/2009	30,000	29,981
Société Générale North America, Inc. 0.32% due 10/22/2009	25,000	24,995
Barton Capital LLC 0.26% due 10/13/20095	2,600	2,600
Private Export Funding Corp. 0.25% due 12/9/20095	25,000	24,989
Province of Ontario 0.14% due 10/30/2009	22,500	22,497
ANZ National (International) Ltd. 0.23% due 11/12/20095	22,200	22,194
BNP Paribas Finance Inc. 0.20% due 10/21/2009	21,750	21,747
Total Capital Canada Ltd. 0.26% due 10/15/20095	19,800	19,798
Westpac Banking Corp. 0.32% due 10/1/20095	18,400	18,400
Novartis Finance Corp. 0.05% due 10/1/20095	18,000	18,000
ING (U.S.) Funding LLC 0.18% due 10/2/2009	17,200	17,200
U.S. Treasury Bills 0.18% due 10/22/2009	16,500	16,499
National Australia Funding (Delaware) Inc. 0.21% due 12/14/20095	11,700	11,693
Freddie Mac 0.195% due 12/1/2009	11,500	11,499
CBA (Delaware) Finance Inc. 0.245% due 12/3/2009	10,000	9,996

Total short-term securities (cost: $403,096,000)		403,093

Total investment securities (cost: $9,285,572,000)		9,824,476
Other assets less liabilities		34,031

Net assets		US$9,858,507

*Amount less than one thousand.

1Index-linked bond whose principal amount moves with a government retail price index.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $625,752,000, which represented 6.35% of the net assets of the fund.
3Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4Coupon rate may change periodically.

5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $813,697,000, which represented 8.25% of the net assets of the fund.

6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7Step bond; coupon rate will increase at a later date.

8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $18,517,000, which represented .19% of the net assets of the fund.

9Scheduled interest and/or principal payment was not received.
10Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-931-1109O-S21470

Summary investment portfolio, September 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 94.82%	(000)	(000)	assets

Euros - 30.51%
German Government:
5.00% 2012	€31,010	US$49,374
4.50% 2013	32,631	51,591
4.25% 2014	113,955	180,640
Series 6, 4.00% 2016	46,895	73,709
3.75% 2017	46,020	71,127
4.25% 2017	44,300	70,437
Series 7, 4.00% 2018	81,055	126,513
Series 8, 4.25% 2018	36,495	57,996
6.25% 2024	31,306	58,556
5.50% 2031	23,275	40,999
1.50%-6.25% 2013-2034 (1) (2)	47,556	76,679	8.70%
French Government:
B.T.A.N. Eurobond 4.50% 2013	50,000	79,257
O.A.T. Eurobond 4.00% 2018	46,685	71,727
O.A.T. Eurobond 6.00% 2025	25,965	47,061
O.A.T. Eurobond 0%-3.15% 2012-2032 (1) (2)	27,110	39,389	2.41
Netherlands Government Eurobond:
4.25% 2013	36,690	57,649
4.50% 2017	37,665	59,860
4.00% 2011-2019	40,945	62,496	1.83
Irish Government:
4.00% 2014	50,340	76,251
5.90% 2019	33,350	53,595
4.40%-5.00% 2013-2019	28,715	44,673	1.77
Italian Government:
4.50% 2019	75,750	116,436
1.85%-3.75% 2011-2013 (1) (2)	25,614	38,886	1.58
Deutsche Genossenschaftsbank-Hypothekenbank AG:
4.50% 2013 (3)	25,500	39,978
4.00% 2016 (3)	60,700	93,758	1.36
Dexia Municipal Agency 4.50% 2017 (3)	65,925	102,045	1.04
Greek Government:
5.50% 2014	26,575	42,531
6.00% 2019	26,825	43,770	.88
Austrian Government, Series 2, 4.65% 2018	45,550	72,111	.73
KfW 4.375% 2013	42,625	66,997	.68
Polish Government 5.875% 2014	6,750	10,665	.11
Other securities		931,341	9.42
		3,008,097	30.51

Japanese yen - 7.37%
Japanese Government:
0.70% 2013	¥15,510,000	174,750
1.30% 2015	26,580,000	306,354
1.20% 2017 (1) (2)	4,282,060	44,088
0.50%-2.40% 2011-2038 (1) (2)	16,110,970	183,919	7.19
Other securities		17,438	.18
		726,549	7.37

Polish zloty - 2.91%
Polish Government:
5.25% 2013	PLN 235,000	81,457
5.75% 2014	337,100	117,606
5.25% 2017	156,555	51,694
5.00% 2013	105,700	36,069	2.91
		286,826	2.91

British pounds - 2.45%
United Kingdom 2.25%-6.00% 2011-2030 (1)	£121,860	207,538	2.11
Other securities		33,498	.34
		241,036	2.45

South Korean won - 2.35%
South Korean Government:
5.50% 2017	KRW 52,128,550	45,444
4.25%-5.75% 2010-2018	216,184,500	186,124	2.35
		231,568	2.35

Mexican pesos - 2.19%
United Mexican States Government:
Series MI10, 9.50% 2014	MXN 707,263	57,042
Series M10, 8.00% 2015	551,200	41,575
7.25%-10.00% 2012-2036	1,518,300	116,729	2.18
Other securities		857	.01
		216,203	2.19

Australian dollars - 2.03%
Queensland Treasury Corp.:
Series 15, 6.00% 2015	$ A 56,510	50,466
Series 17, 6.00% 2017	75,100	66,926
Series 12, 6.50% 2012	12,250	11,166	1.30
Other securities		72,010	.73
		200,568	2.03

Danish kroner - 1.77%
Nykredit:
5.00% 2038 (3)	DKr 291,607	57,734
4.00%-6.00% 2035-2041 (3)	386,311	75,992	1.36
Other securities		41,198	.41
		174,924	1.77

Swedish kronor - 1.68%
Swedish Government:
4.50% 2015	SKr 302,025	46,991
4.00%-6.75% 2011-2020 (3)	631,370	97,032	1.46
Other securities		21,286	.22
		165,309	1.68

Malaysian ringgits - 1.50%
Malaysian Government:
5.094% 2014	MYR 214,630	65,983
3.718%-4.24% 2012-2018	281,919	82,054	1.50
		148,037	1.50

Brazilian reais - 1.24%
Brazil (Federal Republic of):
10.00% 2017 (2)	BRL 167,620	82,860
10.00%-12.50% 2012-2028 (2)	34,620	19,239
Brazilian Treasury Bill 6.00% 2010-2015 (1) (2)	36,606	20,598	1.24
		122,697	1.24

Canadian dollars - 1.02%
Other securities		100,726	1.02

New Turkish liras - 0.87%
Turkey (Republic of):
10.00% 2012 (1) (2)	TRY 99,335	75,569
16.00% 2012	13,000	10,083	.87
		85,652	.87

Singapore dollars - 0.74%
Singapore (Republic of) 3.75% 2016	$ S 61,550	48,417	.49
Other securities		24,577	.25
		72,994	.74

U.S. dollars - 34.94%
U.S. Treasury:
1.75% 2011	US$ 68,937	69,987
3.00% 2012 (1) (2)	42,617	45,359
1.75% 2014	79,030	78,052
2.00% 2014 (1) (2)	64,495	66,944
5.125% 2016	98,000	111,796
7.50% 2016	61,850	79,782
1.375%-8.875% 2010-2039 (1) (2)	429,145	451,151	9.16
Fannie Mae:
5.25% 2012	47,800	51,065
0%-10.063% 2017-2048 (2) (3) (4)	360,645	376,176	4.33
Freddie Mac 0%-6.50% 2010-2039 (3) (4)	140,928	146,010	1.48
Polish Government 6.375% 2019	30,080	33,943	.34
United Mexican States Government Global 5.875%-6.375% 2013-2040	17,941	19,017	.19
Turkey (Republic of) 6.75%-8.00% 2018-2034	15,700	17,244	.17
Brazil (Federal Republic of) Global 5.625% 2041	6,500	6,337	.06
South Korean Government 5.75% 2014	3,400	3,674	.04
Other securities		1,888,023	19.17
		3,444,560	34.94

Other currencies - 1.25%
Other securities		123,197	1.25

Total bonds & notes (cost: $8,810,723,000)		9,348,943	94.82

			Percent
		Value	of net
Preferred securities - 0.74%		(000)	assets

Other currencies - 0.74%
Other securities		72,440	.74

Total preferred securities (cost: $71,700,000)		72,440	.74

			Percent
		Value	of net
Common stocks - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		- *	.00

Total common stocks (cost: $1,000)		- *	.00

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		- *	.00

Total warrants (cost: $52,000)		- *	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.09%	(000)	(000)	assets

Federal Home Loan Bank 0.15%-0.56% due 10/19-10/30/2009	US$ 56,000	55,993	.57
U.S. Treasury Bills 0.18% due 10/22/2009	16,500	16,499	.17
Freddie Mac 0.195% due 12/1/2009	11,500	11,499	.12
Other securities		319,102	3.23

Total short-term securities (cost: $403,096,000)		403,093	4.09

Total investment securities (cost: $9,285,572,000)		9,824,476	99.65
Other assets less liabilities		34,031	.35

Net assets		US$9,858,507	100.00%

*Amount less than one thousand.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $813,697,000, which represented 8.25% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities," was $625,752,000, which represented 6.35% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $9,285,572)		$9,824,476
Cash		637
Unrealized appreciation on open forward currency contracts		10,032
Receivables for:
Sales of investments	$35,088
Sales of fund's shares	42,672
Closed forward currency contracts	810
Interest	147,483	226,053
		10,061,198
Liabilities:
Unrealized depreciation on open forward currency contracts		6,565
Payables for:
Purchases of investments	156,778
Repurchases of fund's shares	22,159
Dividends on fund's shares	8,828
Closed forward currency contracts	260
Investment advisory services	3,619
Services provided by affiliates	3,557
Directors' deferred compensation	106
Other	819	196,126
Net assets at September 30, 2009		$9,858,507

Net assets consist of:
Capital paid in on shares of capital stock		$9,581,733
Undistributed net investment income		12,527
Accumulated net realized loss		(282,863)
Net unrealized appreciation		547,110
Net assets at September 30, 2009		$9,858,507

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (487,108 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$6,364,262	313,892	$20.28
Class B	259,952	12,903	20.15
Class C	720,657	35,967	20.04
Class F-1	1,211,888	60,065	20.18
Class F-2	324,657	16,030	20.25
Class 529-A	200,247	9,852	20.32
Class 529-B	20,279	1,004	20.21
Class 529-C	103,995	5,155	20.17
Class 529-E	11,070	547	20.22
Class 529-F-1	17,658	873	20.23
Class R-1	17,302	859	20.15
Class R-2	130,380	6,470	20.15
Class R-3	144,185	7,119	20.25
Class R-4	93,577	4,618	20.26
Class R-5	109,750	5,410	20.29
Class R-6	128,648	6,344	20.28

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $21.07 and $21.11, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2009	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $549)		$422,329

Fees and expenses*:
Investment advisory services	$40,244
Distribution services	26,526
Transfer agent services	8,962
Administrative services	5,037
Reports to shareholders	785
Registration statement and prospectus	1,761
Directors' compensation	82
Auditing and legal	129
Custodian	1,232
State and local taxes	119
Other	660
Total fees and expenses before reimbursements/waivers	85,537
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,013
Administrative services	167
Total fees and expenses after reimbursements/waivers		84,357
Net investment income		337,972

Net realized loss and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $2)	(292,722)
Forward currency contracts	74,691
Currency transactions	(11,629)	(229,660)
Net unrealized appreciation (depreciation) on:
Investments	946,746
Forward currency contracts	(21,816)
Currency translations	12,561	937,491
Net realized loss and unrealized appreciation
on investments, forward currency contracts and currency		707,831
Net increase in net assets resulting from operations		$1,045,803

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2009	2008
Operations:
Net investment income	$337,972	$346,883
Net realized loss on investments, forward currency contracts and currency transactions	(229,660)	(1,904)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	937,491	(632,333)
Net increase (decrease) in net assets resulting from operations	1,045,803	(287,354)

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(455,828)	(362,769)
Distributions from net realized gain on investments	-	(19,100)
Total dividends and distributions paid or accrued to shareholders	(455,828)	(381,869)

Net capital share transactions	(302,808)	4,681,244

Total increase in net assets	287,167	4,012,021

Net assets:
Beginning of year	9,571,340	5,559,319
End of year (including undistributed
net investment income: $12,527 and $149,842, respectively)	$9,858,507	$9,571,340

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

2.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the values of the fund’s securities denominated in such currencies would generally depreciate and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investments in securities issued by entities based outside the U.S may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks. These risks may be heightened in connection with investments in developing countries.

Developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issues in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2009, the fund reclassified $19,410,000 from undistributed net investment income to accumulated net realized loss and $49,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$34,301
Capital loss carryforwards*:
Expiring 2016	$(1,821)
Expiring 2017	(104,540)	(106,361)
Post-October capital loss deferrals (realized during the period November 1, 2008, through September 30, 2009)†		(169,952)
Gross unrealized appreciation on investment securities		641,348
Gross unrealized depreciation on investment securities		(119,443)
Net unrealized appreciation on investment securities		521,905
Cost of investment securities		9,302,571

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2009			Year ended September 30, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$303,254	$-	$303,254	$235,401	$12,162	$247,563
Class B	11,019	-	11,019	8,838	512	9,350
Class C	28,343	-	28,343	23,472	1,387	24,859
Class F-1	64,312	-	64,312	65,852	3,447	69,299
Class F-2*	7,738	-	7,738	-	-	-
Class 529-A	8,713	-	8,713	5,828	306	6,134
Class 529-B	759	-	759	552	35	587
Class 529-C	3,644	-	3,644	2,466	152	2,618
Class 529-E	446	-	446	309	17	326
Class 529-F-1	787	-	787	582	30	612
Class R-1	637	-	637	518	31	549
Class R-2	4,708	-	4,708	3,521	216	3,737
Class R-3	5,914	-	5,914	4,367	241	4,608
Class R-4	3,918	-	3,918	2,267	116	2,383
Class R-5	9,632	-	9,632	8,796	448	9,244
Class R-6†	2,004	-	2,004	-	-	-
Total	$455,828	$-	$455,828	$362,769	$19,100	$381,869

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.410% on such assets in excess of $6 billion. The board of directors approved an amended agreement effective November 1, 2008, decreasing the annual rate on assets in excess of $10 billion from a rate of 0.410% to a rate of 0.380%. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended September 30, 2009, total investment advisory services fees waived by CRMC were $1,013,000. As a result, the fee shown on the accompanying financial statements of $40,244,000, which was equivalent to an annualized rate of 0.463%, was reduced to $39,231,000, or 0.451% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2009, the total administrative services fees paid by CRMC were $167,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$11,426	$8,563	Not applicable	Not applicable	Not applicable
Class B	2,529	399	Not applicable	Not applicable	Not applicable
Class C	6,481	Included in administrative services	$972	$178	Not applicable
Class F-1	2,943		1,581	176	Not applicable
Class F-2	Not applicable		162	9	Not applicable
Class 529-A	305		193	33	$167
Class 529-B	181		21	7	18
Class 529-C	861		100	28	86
Class 529-E	46		10	2	15
Class 529-F-1	-		17	3	9
Class R-1	144		13	13	Not applicable
Class R-2	819		161	459	Not applicable
Class R-3	606		174	122	Not applicable
Class R-4	185		99	10	Not applicable
Class R-5	Not applicable		172	8	Not applicable
Class R-6*	Not applicable		19	-†	Not applicable
Total	$26,526	$8,962	$3,694	$1,048	$295
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $82,000, shown on the accompanying financial statements, includes $89,000 in current fees (either paid in cash or deferred) and a net decrease of $7,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds & notes:
Euros	$-	$3,008,097	$-	$3,008,097
Japanese yen	-	726,549	-	726,549
Polish zloty	-	286,826	-	286,826
British pounds	-	241,036	-	241,036
South Korean won	-	231,568	-	231,568
Mexican pesos	-	216,203	-	216,203
Australian dollars	-	200,568	-	200,568
Danish kroner	-	174,924	-	174,924
Swedish kronor	-	165,309	-	165,309
U.S. dollars	-	3,440,448	4,112	3,444,560
Other currencies	-	653,303	-	653,303
Preferred securities	-	72,440	-	72,440
Short-term securities	-	403,093	-	403,093
Total	$-	$9,820,364	$4,112	$9,824,476

	Level 1	Level 2	Level 3	Total
Forward currency contracts (*)	-	$3,467	-	$3,467

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2009 (dollars in thousands):

	Beginning	Net transfers	Net	Net		Ending
	value	into	purchases	realized	Net unrealized	value
	at 10/1/2008	Level 3	and sales	loss (†)	appreciation (†)	at 9/30/2009
Investment securities	$-	$7,734	$(4,076)	$(919)	$1,373	$4,112

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2009 (dollars in thousands) (†):						$309

(*) Forward currency contracts are not included in the investment portfolio.
(†) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2009
Class A	$1,653,061	87,749	$281,733	14,923	$(2,142,842)	(116,588)	$(208,048)	(13,916)
Class B	60,557	3,268	10,098	539	(117,909)	(6,463)	(47,254)	(2,656)
Class C	193,041	10,362	25,861	1,387	(271,055)	(14,942)	(52,153)	(3,193)
Class F-1	415,164	22,231	53,496	2,851	(841,939)	(45,974)	(373,279)	(20,892)
Class F-2	309,704	16,381	5,618	292	(40,058)	(2,144)	275,264	14,529
Class 529-A	52,649	2,789	8,708	460	(32,803)	(1,769)	28,554	1,480
Class 529-B	4,041	218	759	40	(3,638)	(197)	1,162	61
Class 529-C	30,281	1,618	3,641	193	(19,724)	(1,071)	14,198	740
Class 529-E	3,804	202	446	23	(2,453)	(134)	1,797	91
Class 529-F-1	5,994	320	787	42	(4,057)	(220)	2,724	142
Class R-1	6,940	371	632	34	(7,415)	(410)	157	(5)
Class R-2	55,454	2,988	4,703	250	(43,672)	(2,372)	16,485	866
Class R-3	61,935	3,314	5,899	312	(55,492)	(3,011)	12,342	615
Class R-4	49,029	2,622	3,915	207	(36,487)	(1,977)	16,457	852
Class R-5	118,864	6,361	9,165	489	(238,563)	(12,791)	(110,534)	(5,941)
Class R-6(2)	117,625	6,257	2,004	102	(309)	(15)	119,320	6,344
Total net increase
(decrease)	$3,138,143	167,051	$417,465	22,144	$(3,858,416)	(210,078)	$(302,808)	(20,883)

Year ended September 30, 2008
Class A	$4,041,914	200,431	$228,151	11,529	$(1,218,402)	(61,137)	$3,051,663	150,823
Class B	215,414	10,757	8,372	426	(67,535)	(3,403)	156,251	7,780
Class C	545,918	27,388	22,668	1,159	(186,438)	(9,479)	382,148	19,068
Class F-1	1,022,604	50,910	56,994	2,895	(426,819)	(21,520)	652,779	32,285
Class F-2(3)	30,201	1,537	-	-	(703)	(36)	29,498	1,501
Class 529-A	83,422	4,137	6,134	309	(13,928)	(693)	75,628	3,753
Class 529-B	8,809	439	586	30	(1,208)	(61)	8,187	408
Class 529-C	48,220	2,409	2,618	133	(7,703)	(387)	43,135	2,155
Class 529-E	4,540	226	326	16	(826)	(41)	4,040	201
Class 529-F-1	6,829	339	611	31	(1,363)	(68)	6,077	302
Class R-1	12,989	648	547	28	(4,595)	(231)	8,941	445
Class R-2	70,026	3,498	3,737	190	(26,493)	(1,332)	47,270	2,356
Class R-3	99,984	4,973	4,602	233	(46,756)	(2,340)	57,830	2,866
Class R-4	56,681	2,829	2,383	120	(15,566)	(776)	43,498	2,173
Class R-5	162,396	8,049	8,974	453	(57,071)	(2,835)	114,299	5,667
Total net increase
(decrease)	$6,409,947	318,570	$346,703	17,552	$(2,075,406)	(104,339)	$4,681,244	231,783

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3) Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,626,748,000 and $7,060,489,000, respectively, during the year ended September 30, 2009.

8. Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations. As of September 30, 2009, the fund had open forward currency contracts to purchase or sell currencies as follows (amounts in thousands):

		Contract amount		Unrealized appreciation (depreciation) at September 30, 2009
	Settlement date	Receive	Deliver

Purchases:
Australian dollars	10/29/2009	$ A23,798	US$20,561	US$392
Australian dollars	10/30/2009	$ A24,160	US$21,019	252
British pounds	10/8/2009	£17,646	US$28,803	(585)
Euros	10/15/2009	€13,512	US$19,814	(30)
Euros	10/19/2009	€13,536	US$19,750	68
Euros	10/30/2009	€9,931	US$14,508	32
Japanese yen	10/6/2009	¥2,079,384	US$22,571	611
Japanese yen	10/15/2009	¥5,563,558	US$60,355	1,675
Japanese yen	10/15/2009	¥5,135,900	US$55,764	1,498
Japanese yen	10/16/2009	¥8,500,000	US$93,664	1,106
Japanese yen	10/19/2009	¥1,161,702	US$12,778	174
Japanese yen	10/26/2009	¥1,159,903	US$12,725	208
Japanese yen	10/26/2009	¥6,888,711	US$75,596	1,214
Japanese yen	10/28/2009	¥1,529,406	US$16,775	278
Japanese yen	10/30/2009	¥439,982	US$4,914	(8)
Norwegian kroner	10/16/2009	NKr116,488	US$19,872	294
Norwegian kroner	10/29/2009	NKr122,086	US$20,961	166
Singapore dollars	10/29/2009	$ S28,062	US$19,815	111
Singapore dollars	10/30/2009	$ S28,794	US$20,299	146
Swedish kronor	10/16/2009	SKr137,638	US$19,932	(158)
Swedish kronor	10/29/2009	SKr145,396	US$20,896	(7)
				US$7,437

Sales:
British pounds	10/6/2009	US$4,157	£2,500	US$159
British pounds	10/15/2009	US$1,268	£760	52
British pounds	10/21/2009	US$10,400	£6,330	278
British pounds	10/23/2009	US$356	£220	5
British pounds	10/28/2009	US$24,932	£15,540	85
British pounds	10/28/2009	US$1,634	£1,000	35
British pounds	10/28/2009	US$4,041	£2,500	44
British pounds	10/30/2009	US$4,443	£2,800	(34)
British pounds	10/30/2009	US$4,903	£3,090	(37)
British pounds	10/30/2009	€10,699	£9,855	(92)
Euros	10/6/2009	US$7,141	€5,000	(180)
Euros	10/6/2009	US$29,533	€20,965	(903)
Euros	10/8/2009	US$21,390	€15,000	(573)
Euros	10/8/2009	US$952	€668	(26)
Euros	10/8/2009	£36,449	€41,750	(2,844)
Euros	10/13/2009	US$19,193	€13,240	(193)
Euros	10/15/2009	US$22,758	€15,682	(204)
Euros	10/19/2009	US$1,427	€1,000	(37)
Euros	10/19/2009	US$10,642	€7,250	26
Euros	10/19/2009	US$1,759	€1,200	2
Euros	10/19/2009	US$8,033	€5,500	(20)
Euros	10/21/2009	US$5,234	€3,550	37
Euros	10/22/2009	US$32,364	€21,985	174
Euros	10/22/2009	US$31,963	€21,950	(176)
Euros	10/23/2009	US$11,747	€8,000	34
Euros	10/26/2009	US$6,121	€4,140	59
Euros	10/26/2009	US$55,910	€37,800	564
Euros	10/28/2009	US$20,034	€13,550	194
Euros	10/29/2009	US$15,016	€10,215	59
Euros	10/30/2009	US$44,587	€30,519	(98)
Euros	10/30/2009	US$29,220	€20,000	(63)
Japanese yen	10/29/2009	US$16,566	¥1,510,000	(271)
Swedish kronor	10/30/2009	€19,837	SKr202,340	(26)
				US$(3,970)

Forward currency contracts - net				US$3,467

9. Subsequent events

As of November 9, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2009	$18.88	$.74	$1.65	$2.39	$(.99)	$-	$(.99)	$20.28	13.17%	$6,364	.87%	.86%	4.00%
Year ended 9/30/2008	20.17	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.88	(1.06)	6,190	.90	.86	4.31
Year ended 9/30/2007	18.93	.84	1.04	1.88	(.64)	-	(.64)	20.17	10.14	3,569	.98	.93	4.32
Year ended 9/30/2006	19.34	.78	(.23)	.55	(.74)	(.22)	(.96)	18.93	3.05	2,246	.96	.91	4.19
Year ended 9/30/2005	19.02	.74	.50	1.24	(.82)	(.10)	(.92)	19.34	6.54	1,907	.98	.93	3.76
Class B:
Year ended 9/30/2009	18.73	.59	1.63	2.22	(.80)	-	(.80)	20.15	12.23	260	1.68	1.66	3.20
Year ended 9/30/2008	20.02	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.73	(1.78)	291	1.64	1.60	3.56
Year ended 9/30/2007	18.79	.69	1.04	1.73	(.50)	-	(.50)	20.02	9.38	156	1.71	1.66	3.59
Year ended 9/30/2006	19.21	.63	(.23)	.40	(.60)	(.22)	(.82)	18.79	2.22	119	1.74	1.68	3.41
Year ended 9/30/2005	18.90	.58	.51	1.09	(.68)	(.10)	(.78)	19.21	5.75	111	1.74	1.70	2.99
Class C:
Year ended 9/30/2009	18.63	.58	1.62	2.20	(.79)	-	(.79)	20.04	12.23	721	1.70	1.68	3.17
Year ended 9/30/2008	19.92	.70	(1.03)	(.33)	(.90)	(.06)	(.96)	18.63	(1.81)	730	1.69	1.64	3.52
Year ended 9/30/2007	18.71	.68	1.03	1.71	(.50)	-	(.50)	19.92	9.31	400	1.74	1.69	3.56
Year ended 9/30/2006	19.13	.62	(.23)	.39	(.59)	(.22)	(.81)	18.71	2.21	243	1.78	1.72	3.38
Year ended 9/30/2005	18.84	.57	.50	1.07	(.68)	(.10)	(.78)	19.13	5.66	204	1.78	1.74	2.96
Class F-1:
Year ended 9/30/2009	18.79	.74	1.63	2.37	(.98)	-	(.98)	20.18	13.12	1,212	.90	.89	3.98
Year ended 9/30/2008	20.08	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.79	(1.03)	1,521	.89	.84	4.33
Year ended 9/30/2007	18.85	.85	1.03	1.88	(.65)	-	(.65)	20.08	10.18	977	.92	.87	4.38
Year ended 9/30/2006	19.26	.78	(.23)	.55	(.74)	(.22)	(.96)	18.85	3.07	555	.95	.89	4.22
Year ended 9/30/2005	18.95	.73	.50	1.23	(.82)	(.10)	(.92)	19.26	6.51	388	.99	.95	3.75
Class F-2:
Year ended 9/30/2009	18.89	.78	1.64	2.42	(1.06)	-	(1.06)	20.25	13.35	325	.66	.66	4.08
Period from 8/1/2008 to 9/30/2008	20.05	.13	(1.29)	(1.16)	-	-	-	18.89	(5.79)	28	.11	.10	.71
Class 529-A:
Year ended 9/30/2009	18.93	.73	1.64	2.37	(.98)	-	(.98)	20.32	13.02	200	.94	.93	3.92
Year ended 9/30/2008	20.21	.86	(1.04)	(.18)	(1.04)	(.06)	(1.10)	18.93	(1.03)	158	.93	.88	4.29
Year ended 9/30/2007	18.97	.83	1.04	1.87	(.63)	-	(.63)	20.21	10.09	93	1.00	.95	4.30
Year ended 9/30/2006	19.38	.78	(.23)	.55	(.74)	(.22)	(.96)	18.97	3.02	57	.99	.94	4.18
Year ended 9/30/2005	19.07	.73	.50	1.23	(.82)	(.10)	(.92)	19.38	6.51	39	1.02	.97	3.72
Class 529-B:
Year ended 9/30/2009	18.78	.57	1.64	2.21	(.78)	-	(.78)	20.21	12.16	20	1.77	1.76	3.09
Year ended 9/30/2008	20.07	.69	(1.04)	(.35)	(.88)	(.06)	(.94)	18.78	(1.91)	18	1.76	1.71	3.46
Year ended 9/30/2007	18.84	.67	1.04	1.71	(.48)	-	(.48)	20.07	9.25	11	1.82	1.77	3.47
Year ended 9/30/2006	19.26	.61	(.23)	.38	(.58)	(.22)	(.80)	18.84	2.10	8	1.86	1.81	3.29
Year ended 9/30/2005	18.95	.55	.51	1.06	(.65)	(.10)	(.75)	19.26	5.55	7	1.90	1.86	2.83
Class 529-C:
Year ended 9/30/2009	18.76	.58	1.62	2.20	(.79)	-	(.79)	20.17	12.09	104	1.77	1.76	3.09
Year ended 9/30/2008	20.05	.69	(1.03)	(.34)	(.89)	(.06)	(.95)	18.76	(1.87)	83	1.75	1.70	3.47
Year ended 9/30/2007	18.83	.67	1.04	1.71	(.49)	-	(.49)	20.05	9.23	45	1.81	1.76	3.49
Year ended 9/30/2006	19.25	.62	(.24)	.38	(.58)	(.22)	(.80)	18.83	2.14	27	1.84	1.79	3.32
Year ended 9/30/2005	18.94	.56	.51	1.07	(.66)	(.10)	(.76)	19.25	5.60	19	1.88	1.84	2.85
Class 529-E:
Year ended 9/30/2009	18.82	.67	1.64	2.31	(.91)	-	(.91)	20.22	12.71	11	1.26	1.24	3.60
Year ended 9/30/2008	20.11	.80	(1.05)	(.25)	(.98)	(.06)	(1.04)	18.82	(1.38)	9	1.24	1.19	3.98
Year ended 9/30/2007	18.88	.77	1.04	1.81	(.58)	-	(.58)	20.11	9.77	5	1.30	1.25	4.00
Year ended 9/30/2006	19.30	.72	(.24)	.48	(.68)	(.22)	(.90)	18.88	2.64	3	1.32	1.27	3.84
Year ended 9/30/2005	18.99	.66	.51	1.17	(.76)	(.10)	(.86)	19.30	6.13	2	1.36	1.31	3.39

Class 529-F-1:
Year ended 9/30/2009	$18.85	$.76	$1.64	$2.40	$(1.02)	$-	$(1.02)	$20.23	13.27%	$18	.76%	.75%	4.10%
Year ended 9/30/2008	20.14	.90	(1.05)	(.15)	(1.08)	(.06)	(1.14)	18.85	(.89)	14	.73	.69	4.49
Year ended 9/30/2007	18.90	.87	1.04	1.91	(.67)	-	(.67)	20.14	10.33	9	.80	.75	4.51
Year ended 9/30/2006	19.31	.81	(.23)	.58	(.77)	(.22)	(.99)	18.90	3.19	4	.82	.77	4.35
Year ended 9/30/2005	18.98	.73	.51	1.24	(.81)	(.10)	(.91)	19.31	6.52	3	.99	.95	3.75
Class R-1:
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.20	17	1.69	1.68	3.17
Year ended 9/30/2008	20.03	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.74	(1.77)	16	1.67	1.62	3.55
Year ended 9/30/2007	18.82	.68	1.04	1.72	(.51)	-	(.51)	20.03	9.30	9	1.78	1.71	3.56
Year ended 9/30/2006	19.24	.63	(.23)	.40	(.60)	(.22)	(.82)	18.82	2.22	3	1.83	1.71	3.40
Year ended 9/30/2005	18.96	.58	.49	1.07	(.69)	(.10)	(.79)	19.24	5.60	2	1.85	1.73	2.97
Class R-2:
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.22	130	1.83	1.66	3.18
Year ended 9/30/2008	20.03	.71	(1.04)	(.33)	(.90)	(.06)	(.96)	18.74	(1.81)	105	1.81	1.63	3.55
Year ended 9/30/2007	18.81	.69	1.04	1.73	(.51)	-	(.51)	20.03	9.34	65	1.96	1.67	3.58
Year ended 9/30/2006	19.23	.64	(.23)	.41	(.61)	(.22)	(.83)	18.81	2.26	41	2.18	1.70	3.42
Year ended 9/30/2005	18.94	.58	.50	1.08	(.69)	(.10)	(.79)	19.23	5.68	26	2.23	1.71	2.99
Class R-3:
Year ended 9/30/2009	18.85	.67	1.63	2.30	(.90)	-	(.90)	20.25	12.67	144	1.25	1.24	3.61
Year ended 9/30/2008	20.13	.80	(1.04)	(.24)	(.98)	(.06)	(1.04)	18.85	(1.33)	122	1.24	1.19	3.98
Year ended 9/30/2007	18.90	.77	1.04	1.81	(.58)	-	(.58)	20.13	9.74	73	1.31	1.26	4.00
Year ended 9/30/2006	19.32	.71	(.23)	.48	(.68)	(.22)	(.90)	18.90	2.68	41	1.32	1.27	3.82
Year ended 9/30/2005	18.99	.66	.50	1.16	(.73)	(.10)	(.83)	19.32	6.07	43	1.36	1.32	3.37
Class R-4:
Year ended 9/30/2009	18.88	.74	1.63	2.37	(.99)	-	(.99)	20.26	13.04	94	.91	.90	3.95
Year ended 9/30/2008	20.16	.86	(1.03)	(.17)	(1.05)	(.06)	(1.11)	18.88	(1.01)	71	.91	.86	4.31
Year ended 9/30/2007	18.92	.84	1.04	1.88	(.64)	-	(.64)	20.16	10.08	32	.98	.93	4.34
Year ended 9/30/2006	19.34	.78	(.24)	.54	(.74)	(.22)	(.96)	18.92	3.04	17	.99	.94	4.17
Year ended 9/30/2005	19.03	.74	.50	1.24	(.83)	(.10)	(.93)	19.34	6.51	11	.98	.94	3.77
Class R-5:
Year ended 9/30/2009	18.91	.79	1.64	2.43	(1.05)	-	(1.05)	20.29	13.40	110	.61	.60	4.31
Year ended 9/30/2008	20.19	.93	(1.04)	(.11)	(1.11)	(.06)	(1.17)	18.91	(.71)	215	.61	.56	4.62
Year ended 9/30/2007	18.95	.90	1.03	1.93	(.69)	-	(.69)	20.19	10.43	115	.67	.62	4.65
Year ended 9/30/2006	19.35	.83	(.22)	.61	(.79)	(.22)	(1.01)	18.95	3.36	62	.69	.64	4.46
Year ended 9/30/2005	19.04	.79	.50	1.29	(.88)	(.10)	(.98)	19.35	6.78	63	.69	.65	4.04
Class R-6:
Period from 5/1/2009 to 9/30/2009	18.28	.33	2.06	2.39	(.39)	-	(.39)	20.28	13.16	129	.24	.24	1.71

	Year ended September 30
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	106%	87%	76%	91%	72%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Capital World Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio and the summary investment portfolio, of Capital World Bond Fund, Inc. (the “Fund”), as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 9, 2009

Tax information
          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2009:

Foreign taxes	$0.001 per share
Foreign source income	$0.592 per share
Qualified dividend income	$10,668,000
U.S. government income that may be exempt from state taxation	$17,396,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.